Filed Pursuant to Rule 497(c)
Registration File No. 333-114125

UBS U.S. Allocation Fund
(a series of The UBS Funds)

Dear Shareholder:

Enclosed is a Notice of a Special Meeting of Shareholders (the "Meeting") of the UBS U.S. Allocation Fund (the "U.S. Allocation Fund"), which is a series of The UBS Funds. The Meeting has been called for June 16, 2004 at 10:00 a.m. Eastern time, at 51 West 52nd Street, 16th Floor, New York, New York 10019-6114. The accompanying Prospectus/Proxy Statement describes a proposal being presented for your consideration and requests your prompt attention and vote via the enclosed proxy card or by telephone or via the Internet.

Please take a moment to fill out, sign and
return the enclosed Proxy Card!

The Meeting is extremely important. You are being asked to consider and approve an Agreement and Plan of Reorganization (the "Agreement and Plan") that would result in your shares of the U.S. Allocation Fund being exchanged for shares of the UBS Tactical Allocation Fund (the "Tactical Allocation Fund"), a series of UBS Investment Trust. If the shareholders of the U.S. Allocation Fund approve the Agreement and Plan, the Tactical Allocation Fund would acquire substantially all of the assets, subject to the liabilities, of the U.S. Allocation Fund, and you would receive shares of the Tactical Allocation Fund equal in value to your shares of the U.S. Allocation Fund (together, the transactions described above are referred to as the "Merger"). You would no longer be a shareholder of the U.S. Allocation Fund, but would instead be a shareholder of the Tactical Allocation Fund. You are not expected to recognize any gain or loss for federal income tax purposes as a result of the exchange of your shares of the U.S. Allocation Fund for shares of the Tactical Allocation Fund.

The Tactical Allocation Fund has an investment objective and investment policies that are substantially similar to, but not the same as, those of the U.S. Allocation Fund, and the differences between the funds are described in the Prospectus/Proxy Statement. The Tactical Allocation Fund is advised by UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"). The U.S. Allocation Fund is advised by UBS Global Asset Management (Americas) Inc. ("UBS Global AM (Americas)"), an affiliate of UBS Global AM (US). The Merger would provide U.S. Allocation Fund shareholders with the opportunity to benefit from the Tactical Allocation Fund's similar investment strategy and lower management fees and lower total expenses. The combination of the two funds will create a larger Fund with a larger asset base which may provide certain economies of scale, which will benefit shareholders as well as UBS Global AM (US).

Please take the time to review the entire Prospectus/Proxy Statement and vote now!

Whether or not you plan to attend the Meeting, please vote your shares by mail, by telephone or via the Internet. If you determine at a later date that you wish to attend the Meeting, you may revoke your proxy and vote in person.

Thank you for your prompt attention and participation.

Very truly yours,
Joseph A. Varnas President

UBS U.S. ALLOCATION FUND
(a series of The UBS Funds)

One North Wacker Drive
Chicago, Illinois 60606

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on June 16, 2004

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of UBS U.S. Allocation Fund (the "U.S. Allocation Fund"), a series of The UBS Funds, has been called by the Board of Trustees of The UBS Funds and will be held at 51 West 52nd Street, 16th Floor, New York, New York 10019-6114, on June 16, 2004 at 10:00 a.m. Eastern time. The Meeting is being called for the following purposes:

1.	To vote on an Agreement and Plan of Reorganization ("Agreement and Plan") between The UBS Funds, on behalf of the U.S. Allocation Fund, and UBS Investment Trust, on behalf of UBS Tactical Allocation Fund (the "Tactical Allocation Fund"), that provides for: (i) the acquisition of substantially all of the assets, subject to the liabilities, of the U.S. Allocation Fund in exchange for shares of the Tactical Allocation Fund; (ii) the pro rata distribution of shares of the Tactical Allocation Fund to the shareholders of the U.S. Allocation Fund; and (iii) the liquidation and dissolution of the U.S. Allocation Fund.

2.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The transaction contemplated by the Agreement and Plan is described in the attached Prospectus/Proxy Statement. A copy of the form of the Agreement and Plan is attached as Exhibit A to the Prospectus/Proxy Statement.

Shareholders of record of the U.S. Allocation Fund as of the close of business on April 16, 2004 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Whether or not you plan to attend the Meeting, please vote your shares by returning the proxy card by mail in the enclosed postage-paid envelope or by voting by telephone or via the Internet. Your vote is important.

By Order of the Board of Trustees,
David M. Goldenberg Secretary

May 12, 2004

To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card, sign it, and return it in the enclosed envelope, which requires no postage if mailed in the United States. If you prefer, you may instead vote by telephone or via the Internet. You may revoke your proxy at any time at or before the Meeting or vote in person if you attend the Meeting.

PROSPECTUS/PROXY STATEMENT

May 12, 2004

Acquisition of the Assets of
UBS U.S. ALLOCATION FUND
(a series of The UBS Funds)

One North Wacker Drive
Chicago, Illinois 60606
(800) 647-1568

By and in exchange for shares of
UBS TACTICAL ALLOCATION FUND
(a series of UBS Investment Trust)

51 West 52nd Street
New York, New York 10019-6114
212-882-5000

This Prospectus/Proxy Statement is being furnished to you in connection with a Special Meeting of Shareholders (the "Meeting") of UBS U.S. Allocation Fund (the "U.S. Allocation Fund"), a series of The UBS Funds, to vote on an Agreement and Plan of Reorganization (the "Agreement and Plan").

The Meeting will be held at 51 West 52nd Street, 16th Floor, New York, New York 10019-6114, on June 16, 2004 at 10:00 a.m. Eastern time. The Board of Trustees of The UBS Funds, on behalf of the U.S. Allocation Fund, is soliciting these proxies. This Prospectus/Proxy Statement will first be sent to shareholders on or about May 14, 2004.

If shareholders of the U.S. Allocation Fund vote to approve the Agreement and Plan, substantially all of the assets, subject to the liabilities, of the U.S. Allocation Fund will be acquired by the UBS Tactical Allocation Fund (the "Tactical Allocation Fund"), a series of UBS Investment Trust, in exchange for shares of the Tactical Allocation Fund. Shareholders of each class of the U.S. Allocation Fund (Class A, Class B, Class C and Class Y) will receive shares of the comparable class of the Tactical Allocation Fund (Class A, Class B, Class C or Class Y) equal in value to their investment in the U.S. Allocation Fund. The U.S. Allocation Fund will then be liquidated.

The Tactical Allocation Fund's investment objective is total return consisting of long-term capital appreciation and current income. The U.S. Allocation Fund's investment objective is to seek to maximize total return, consisting of capital appreciation and current income.

This Prospectus/Proxy Statement provides information about the Tactical Allocation Fund that you should know before investing. You should retain it for future reference. A Statement of Additional Information, dated May 12, 2004, relating to this Prospectus/Proxy Statement, contains more information about the Tactical Allocation Fund, the U.S. Allocation Fund, and the proposed merger. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. You can request a free copy of the Statement of Additional Information by calling 1-800-647-1568, or by writing to the Tactical Allocation Fund at 51 West 52nd Street, New York, New York 10019-6114, Attn: Secretary.

The following documents, which are intended to provide you with information about the Tactical Allocation Fund, accompany this Prospectus/Proxy Statement:

•	Prospectus of the Tactical Allocation Fund, dated February 15, 2004, as supplemented through the date hereof (the "Tactical Allocation Fund Prospectus")

•	Annual Report to Shareholders of the Tactical Allocation Fund for the fiscal year ended August 31, 2003 (the "Tactical Allocation Fund Annual Report")

•	Semiannual Report to Shareholders of the Tactical Allocation Fund for the six months ended February 29, 2004 (the "Tactical Allocation Fund Semiannual Report")

The Tactical Allocation Fund Prospectus, Tactical Allocation Fund Annual Report and Tactical Allocation Fund Semiannual Report are incorporated herein by reference, which means they are legally considered part of this Prospectus/Proxy Statement.

Documents providing information about the U.S. Allocation Fund have been filed with the SEC and are listed below. You can request a free copy of any of the following documents by calling 1-800-647 1568, or by writing to the U.S. Allocation Fund at 51 West 52nd Street, New York, New York 10019-6114, Attn: Secretary:

•	Prospectus of the U.S. Allocation Fund, dated October 28, 2003, as supplemented through the date hereof (the "U.S. Allocation Fund Prospectus");

•	Statement of Additional Information of the U.S. Allocation Fund, dated October 28, 2003, as supplemented through the date hereof (the "U.S. Allocation Fund SAI");

•	Annual Report to Shareholders of the U.S. Allocation Fund for the fiscal year ended June 30, 2003 (the "U.S. Allocation Fund Annual Report"); and

•	Semiannual Report to Shareholders of the U.S. Allocation Fund for the six months ended December 31, 2003 (the "U.S. Allocation Fund Semiannual Report").

Each of the documents listed above is incorporated by reference into this Prospectus/Proxy Statement.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved either Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

Prospectus/Proxy Statement
Table of Contents

SUMMARY	1
What is the purpose of the proposal?	1
What would happen if the Merger is not approved?	2
How will the shareholder voting be handled?	2
What are the general tax consequences of the Merger?	3
COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS	3
How do the investment objectives and policies of the U.S. Allocation Fund and the Tactical Allocation Fund (each, a "Fund" and, together, the "Funds") compare?	3
How do the principal risks of investing in the U.S. Allocation Fund compare to the principal risks of investing in the Tactical Allocation Fund?	3
Who manages the Funds?	4
What are the fees and expenses of each Fund and what might they be after the Merger?	5
Where can I find more financial information about the Funds?	7
What are other key features of the Funds?	8
REASONS FOR THE MERGER	11
INFORMATION ABOUT THE MERGER	13
How will the Merger be carried out?	13
Who will pay the expenses of the Merger?	13
What are the tax consequences of the Merger?	14
What should I know about the Tactical Allocation Fund Shares?	14
How do shareholder rights and obligations of the Funds compare?	14
What are the assets of the Funds and what might the capitalization be after the Merger?	16
COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES	17
Are there any significant differences between the investment objectives and policies of the Funds?	17
What are the risk factors associated with investments in the Funds?	18
How do the investment limitations of the Funds differ?	19
COMPARISON OF FUND PERFORMANCE	23
VOTING INFORMATION	26
How many votes are necessary to approve the Agreement and Plan?	26
How do I ensure my vote is accurately recorded?	26
Can I revoke my proxy?	27
What other matters will be voted upon at the Meeting?	27
Future Shareholder Proposals	27
Who is entitled to vote?	27
What other solicitations will be made?	27
INFORMATION ABOUT THE TACTICAL ALLOCATION FUND	28
INFORMATION ABOUT THE U.S. ALLOCATION FUND	28
INFORMATION ABOUT EACH FUND	28
PRINCIPAL HOLDERS OF SHARES	28
AGREEMENT AND PLAN OF REORGANIZATION	A-1

i

SUMMARY

This is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Agreement and Plan (attached as Exhibit A), the Tactical Allocation Fund Prospectus (incorporated herein by reference and included in the mailing to shareholders) and the Tactical Allocation Fund Annual Report (incorporated herein by reference and included in the mailing to shareholders) for more complete information.

What is the purpose of the proposal?

The Board of Trustees of The UBS Funds has approved the Agreement and Plan for the U.S. Allocation Fund and recommends that shareholders of the U.S. Allocation Fund vote to approve the Agreement and Plan. If shareholders of the U.S. Allocation Fund approve the Agreement and Plan, substantially all of the U.S. Allocation Fund's assets (subject to its liabilities) will be transferred to the Tactical Allocation Fund, in exchange for an equal value of shares of the Tactical Allocation Fund. These shares of the Tactical Allocation Fund will then be distributed to the U.S. Allocation Fund's shareholders. As illustrated in the following chart, shareholders of each class of the U.S. Allocation Fund will receive shares of the comparable class of the Tactical Allocation Fund equal in value to their investment in the U.S. Allocation Fund:

Shareholders who own:	Will receive:
Class A shares of the U.S. Allocation Fund	Class A shares of the Tactical Allocation Fund
Class B shares of the U.S. Allocation Fund	Class B shares of the Tactical Allocation Fund
Class C shares of the U.S. Allocation Fund	Class C shares of the Tactical Allocation Fund
Class Y shares of the U.S. Allocation Fund	Class Y shares of the Tactical Allocation Fund

The U.S. Allocation Fund will then be liquidated. As a result of the proposed transaction, which is referred to in this Prospectus/Proxy Statement as the "Merger," you would cease to be a shareholder of the U.S. Allocation Fund, and you would become a shareholder of the Tactical Allocation Fund. This exchange, which is intended to be a tax-free reorganization for federal income tax purposes, will occur on a date agreed upon between The UBS Funds and the UBS Investment Trust.

The Tactical Allocation Fund is a series of the UBS Investment Trust, an investment company that is advised by UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"), an indirect, wholly owned subsidiary of UBS AG ("UBS"). UBS Global Asset Management (Americas) Inc. ("UBS Global AM (Americas)"), an affiliate of UBS Global AM (US), serves as the investment advisor to the U.S. Allocation Fund. The Tactical Allocation Fund has an investment objective and investment polices that are substantially similar, but not identical, to those of the U.S. Allocation Fund.

Why is the Merger being proposed?

UBS Global AM (Americas) has reviewed its mutual fund business and determined that the U.S. Allocation Fund is unlikely to attract additional assets because it competes for assets with the Tactical Allocation Fund, which has a lower contractual management fee and lower total expenses, and is being managed using the same institutional asset allocation model as that used for the U.S. Allocation Fund. While the Tactical Allocation Fund pursues an investment objective that is substantially similar, but not identical, to that of the U.S. Allocation Fund, the two Funds are managed identically, as mentioned above. The combination of the two Funds will create a larger Fund with a larger asset base which may provide certain economies of scale, which will benefit shareholders as well as UBS Global AM (US).

In light of these facts, the U.S. Allocation Fund's management determined that the Merger would be in the best interests of the U.S. Allocation Fund's shareholders. Consequently, the U.S. Allocation Fund's management submitted the Merger for the approval of the Board of Trustees of the U.S. Allocation Fund. In evaluating the Merger, the Board considered, as more fully described below under "Reasons for the Merger," the following factors, among others:

•	The U.S. Allocation Fund and the Tactical Allocation Fund have substantially similar, but not identical, investment objectives, and both Funds invest primarily in U.S. fixed income and equity securities, in accordance with the same institutional asset allocation models.

•	The expense ratio of each class of shares of the Tactical Allocation Fund, taking into account the contractual fee waivers, is expected to be equal to or lower than that of the corresponding class of shares of the U.S. Allocation Fund.

•	The combined Fund will have a larger asset base and may benefit from economies of scale and any corresponding reduction in expenses that result from such larger asset base.

•	The Merger is intended to be a tax-free reorganization for federal income tax purposes and, thus, U.S. Allocation Fund shareholders will not be required to pay any federal income tax solely as a result of the exchange of their shares of the U.S. Allocation Fund for shares of the Tactical Allocation Fund.

•	UBS Global AM (US) will bear all of the expenses of the Merger.

•	U.S. Allocation Fund shareholders will not pay a front-end sales charge to become shareholders of the Tactical Allocation Fund in connection with the Merger.

•	Shareholders of the U.S. Allocation Fund will not experience any dilution in the value of their investments as a result of the Merger.

After consideration of these factors, the Board of Trustees of the U.S. Allocation Fund concluded that the Merger is in the best interests of the shareholders of the U.S. Allocation Fund.

What would happen if the Merger is not approved?

If the shareholders of the U.S. Allocation Fund do not approve the Agreement and Plan, the Merger will not take place, and the Board may consider other possible courses of action, including liquidation and dissolution of the U.S. Allocation Fund.

THE BOARD OF TRUSTEES OF THE U.S. ALLOCATION FUND RECOMMENDS
THAT YOU VOTE TO APPROVE THE AGREEMENT AND PLAN.

How will the shareholder voting be handled?

Shareholders of the U.S. Allocation Fund who owned shares at the close of business on April 16, 2004 (the "Record Date") will be entitled to vote at the Meeting. Shareholders will be entitled to one vote for each full share and a fractional vote for each fractional share held. To approve the Merger, a majority (as defined under the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting shares of the U.S. Allocation Fund must be voted in favor of the Agreement and Plan.

Please vote by proxy as soon as you receive this Prospectus/Proxy Statement. You may cast your vote by completing and signing the enclosed proxy card or by telephone or via the Internet. If you return your signed proxy card or vote by telephone or via the Internet, your votes will be officially cast at the Meeting by the persons appointed as proxies. You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.

What are the general tax consequences of the Merger?

It is expected that shareholders of the U.S. Allocation Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for shares of the Tactical Allocation Fund. You should, however, consult your tax adviser regarding the effect of the Merger, if any, in light of your individual circumstances. You should also consult your tax adviser about state and local tax consequences of the Merger, if any, because the information about tax consequences in this Prospectus/Proxy Statement relates to the federal income tax consequences only. For further information about the tax consequences of the Merger, see "Information About The Merger—What are the tax consequences of the Merger?"

COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS

How do the investment objectives and policies of the U.S. Allocation Fund and the Tactical Allocation Fund (each, a "Fund" and, together, the "Funds") compare?

The Tactical Allocation Fund operates as a diversified Fund under the 1940 Act. Its investment objective is total return consisting of long-term capital appreciation and current income.

The U.S. Allocation Fund also operates as a diversified Fund under the 1940 Act. The U.S. Allocation Fund has an investment objective that is substantially similar, but not identical, to that of the Tactical Allocation Fund. The investment objectives of the Funds differ to the extent that the Tactical Allocation Fund's investment objective is total return consisting of long-term capital appreciation and current income, while the U.S. Allocation Fund's investment objective is to seek to maximize total return, consisting of capital appreciation and current income. Each Fund's investment objective cannot be changed without shareholder approval.

Under normal circumstances, the Tactical Allocation Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in U.S. fixed income and equity securities. Under normal circumstances, the U.S. Allocation Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in U.S. securities. Although the 80% investment policy for the U.S. Allocation Fund does not specify that the Fund invests in both fixed income and equity securities, U.S. Allocation Fund does allocate its investments in both types of securities.

Each Fund is a multi-asset Fund and allocates its assets among the major domestic asset classes (U.S. fixed income and U.S. equities) based upon its investment advisor's assessment of prevailing market conditions in the U.S. and abroad. Each Fund's investment advisor employs the same securities selection strategies and the Funds are being managed in an identical manner in accordance with the same institutional asset allocation models.

For further information about the investment objectives and policies of the Funds, see "Comparison of Investment Objectives and Policies."

How do the principal risks of investing in the U.S. Allocation Fund compare to the principal risks of investing in the Tactical Allocation Fund?

As with most investments, an investment in each Fund involves risks. There can be no guarantee against losses resulting from an investment in either Fund, nor can there be any assurance that either Fund will achieve its investment objective. An investment in each Fund is subject to interest rate risk, prepayment or call risk, market risk, small and medium company risk, asset allocation risk, derivatives risk, and credit risk.

For further information about the risks of investing in the Funds, see "Comparison of Investment Objectives and Policies."

Who manages the Funds?

The management of the business and affairs of the Tactical Allocation Fund and the U.S. Allocation Fund is the responsibility of each Fund's Board of Trustees (each, a "Board"). The Board of each Fund, in turn, elects officers, who are responsible for the day-to-day operations of the Fund.

UBS Global AM (US) is the investment advisor to the Tactical Allocation Fund and the administrator to the Tactical Allocation Fund and the U.S. Allocation Fund. UBS Global AM (US), a Delaware corporation located at 51 West 52nd Street, New York, NY 10019-6114, is an investment advisor registered with the SEC. As of December 31, 2003, UBS Global AM (US) had approximately $58.5 billion in assets under management. UBS Global AM (US) is an indirect, wholly owned subsidiary of UBS and a member of the UBS Global Asset Management Division, which had approximately $462 billion in assets under management as of December 31, 2003. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry. UBS Global AM (Americas) is the investment advisor to the U.S. Allocation Fund. UBS Global AM (Americas), Delaware corporation located at One North Wacker Drive, Chicago, IL 60606, is an investment advisor registered with the SEC. As of March 31, 2004, UBS Global AM (Americas) had approximately $39.3 billion in assets under management. UBS Global AM (Americas), like UBS Global AM (US), is an indirect, wholly owned subsidiary of UBS and a member of the UBS Global Asset Management Division.

Pursuant to an investment advisory and administration agreement, the Tactical Allocation Fund pays UBS Global AM (US) a fee equal, on an annual basis, to 0.50% of the average daily net assets of the Fund up to $250 million, and 0.45% of the average daily net assets of the Fund over $250 million. UBS Global AM (US) and the Tactical Allocation Fund have entered into a written agreement whereby UBS Global AM (US) has contractually agreed to permanently reduce its management fee based on the Fund's average daily net assets:

Up to $250 million of average daily net assets	0.50%
In excess of $250 million up to $500 million	0.45%
In excess of $500 million up to $2 billion	0.40%
Over $2 billion	0.35%

Pursuant to an investment advisory agreement, the U.S. Allocation Fund pays UBS Global AM (Americas) a fee equal, on an annual basis, to 0.70% of the average daily net assets of the Fund. Effective March 1, 2004, the U.S. Allocation Fund has entered into a written agreement with UBS Global AM (Americas) pursuant to which UBS Global AM (Americas) has agreed to waive a portion of its fees and/or to reimburse the Fund so that the total operating expenses (excluding 12b-1 fees) of the Fund do not exceed 0.80% of the Fund's average daily net assets through June 30, 2004. Thereafter, the expense limit for U.S. Allocation Fund will be reviewed each year, at which time the continuation of the expense limit will be discussed by UBS Global AM (Americas) and the Board of Trustees. Pursuant to the written agreement, UBS Global AM (Americas) is entitled to be reimbursed for any fees it waives and/or expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of UBS Global AM (Americas) by the Fund will not cause the Fund to exceed any applicable expense limit that is then in place for the Fund.

Effective March 1, 2004, UBS Global AM (Americas) will voluntarily waive a portion of its management fee so that the U.S. Allocation Fund's management fee is approximately the same as that of the UBS Tactical Allocation Fund (which, as of March 25, 2004, is a blended rate of 0.46%).

What are the fees and expenses of each Fund and what might they be after the Merger?

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds. The operating expenses shown for the U.S. Allocation Fund are based on expenses incurred during U.S. Allocation Fund's fiscal year ending June 30, 2003. The operating expenses shown for each class of shares of the Tactical Allocation Fund, before and after the Merger, are based on expenses incurred during the Fund's fiscal year ending August 31, 2003. The pro forma operating expenses for the "Combined Tactical Allocation Fund after Merger" show the estimated expenses of the Tactical Allocation Fund after giving effect to the Merger.

FEES AND EXPENSES FOR THE U.S. ALLOCATION FUND
AND THE TACTICAL ALLOCATION FUND

SHAREHOLDER FEES
(fees paid directly from your investment)

Class of Shares of Each Fund	Maximum Sales Charge (Load) (as a % of offering price)	Maximum Front- End Sales Charge (Load) on Purchases (as a % of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a % of offering price)	Exchange Fee
Class A
U.S. Allocation Fund	5.50%	5.50%	None	None
Tactical Allocation Fund	5.50%	5.50%	None	None
Pro Forma Combined Tactical Allocation Fund After Merger	5.50%	5.50%	None	None
Class B
U.S. Allocation Fund	5.00%	None	5.00%	None
Tactical Allocation Fund	5.00%	None	5.00%	None
Pro Forma Combined Tactical Allocation Fund After Merger	5.00%	None	5.00%	None
Class C
U.S. Allocation Fund	1.00%	None	1.00%	None
Tactical Allocation Fund	1.00%	None	1.00%	None
Pro Forma Combined Tactical Allocation Fund After Merger	1.00%	None	1.00%	None
Class Y
U.S. Allocation Fund	None	None	None	None
Tactical Allocation Fund	None	None	None	None
Pro Forma Combined Tactical Allocation Fund After Merger	None	None	None	None

FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Class of Shares of Each Fund	Management Fees*	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Management Fee Waivers and Expense Reimbursements**	Net Expenses
Class A
U.S. Allocation Fund	0.70%	0.25%	0.61%	1.56%	0.51%	1.05%
Tactical Allocation Fund	0.46%	0.25%	0.27%	0.98%	0.04%	0.94%
Pro Forma Combined Tactical Allocation Fund After Merger	0.46%	0.25%	0.27%	0.98%	0.04%	0.94%
Class B
U.S. Allocation Fund	0.70%	1.00%	0.57%	2.27%	0.47%	1.80%
Tactical Allocation Fund	0.46%	1.00%	0.28%	1.74%	0.04%	1.70%
Pro Forma Combined Tactical Allocation Fund After Merger	0.46%	1.00%	0.28%	1.74%	0.04%	1.70%
Class C
U.S. Allocation Fund	0.70%	1.00%	0.60%	2.30%	0.50%	1.80%
Tactical Allocation Fund	0.46%	1.00%	0.26%	1.72%	0.04%	1.68%
Pro Forma Combined Tactical Allocation Fund After Merger	0.46%	1.00%	0.26%	1.72%	0.04%	1.68%
Class Y
U.S. Allocation Fund	0.70%	None	0.64%	1.34%	0.54%	0.80%
Tactical Allocation Fund	0.46%	None	0.17%	0.63%	0.04%	0.59%
Pro Forma Combined Tactical Allocation Fund After Merger	0.46%	None	0.17%	0.63%	0.04%	0.59%

*	For the fiscal year ended August 31, 2003, Tactical Allocation Fund's management fee was 0.46% based on its blended fee schedule and subject to the permanent management fee waiver described elsewhere herein.
**	The U.S. Allocation Fund has entered into a written agreement with UBS Global AM (Americas) pursuant to which UBS Global AM (Americas) has agreed to waive a portion of its fees and/or to reimburse expenses to the extent that the Fund's expenses, for the fiscal year ending June 30, 2004, otherwise would exceed the "Net Expenses" rates shown in the table above for each of the Class A, Class B, Class C and Class Y shares, as applicable. Pursuant to the written agreement, UBS Global AM (Americas) is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of UBS Global AM (Americas) by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund at that time. Effective March 1, 2004, UBS Global AM (Americas) has voluntarily agreed to reduce its management fee to the same rate as Tactical Allocation Fund until the closing of the Merger.
The Tactical Allocation Fund and UBS Global AM (US) have entered into a written agreement whereby UBS Global AM (US) has contractually agreed to permanently reduce its management fee based on the Fund's average daily net assets as follows: 0.50% on assets up to $250 million; 0.45% on assets of over $250 million up to $500 million; 0.40% on assets of over $500 million up to $2 billion; and 0.35% on assets over $2 billion.

Example:

The following example is intended to help you compare the cost of investing in the U.S. Allocation Fund with the cost of investing in the Tactical Allocation Fund. The example assumes that you invest $10,000 in each Fund for the time periods indicated and then sell all of your shares at the end of those periods, unless otherwise stated. The example also assumes that your investment has a 5% return each year and that each Fund's total annual operating expenses remain at their current levels, except for the one-year period when U.S. Allocation Fund's expenses are lower due to its written fee waiver/expense reimbursement agreement with UBS Global AM (Americas). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
U.S. Allocation Fund
Class A	$651	$968	$1,308	$2,263
Class B (assuming sale of all shares at end of period)*	683	964	1,372	2,226
Class B (assuming no sale of shares)*	183	664	1,172	2,226
Class C (assuming sale of all shares at end of period)	283	671	1,185	2,597
Class C (assuming no sale of shares)	183	671	1,185	2,597
Class Y	82	371	682	1,566
Tactical Allocation Fund
Class A	$641	$833	$1,041	$1,641
Class B (assuming sale of all shares at end of period)*	673	836	1,123	1,622
Class B (assuming no sale of shares)*	173	536	923	1,622
Class C (assuming sale of all shares at end of period)	271	530	913	1,987
Class C (assuming no sale of shares)	171	530	913	1,987
Class Y	60	189	329	738
Pro Forma Combined Tactical Allocation Fund (After Merger)†
Class A	$641	$833	$1,041	$1,641
Class B (assuming sale of all shares at end of period)*	673	836	1,123	1,622
Class B (assuming no sale of shares)*	173	536	923	1,622
Class C (assuming sale of all shares at end of period)	271	530	913	1,987
Class C (assuming no sale of shares)	171	530	913	1,987
Class Y	60	189	329	738

*	This example assumes the conversion of Class B shares into Class A shares as described below in "What are other key features of the Funds?—Purchase, Exchange and Redemption Procedures."
†	Costs for the Combined Tactical Allocation Fund are estimated.

Where can I find more financial information about the Funds?

The Tactical Allocation Fund Annual Report, which accompanies this Prospectus/Proxy Statement, includes a discussion of the Tactical Allocation Fund's performance during the past fiscal year and shows per share information for the Tactical Allocation Fund for the last five fiscal years. The U.S. Allocation Fund Prospectus, the U.S. Allocation Fund Annual Report and U.S. Allocation Fund Semiannual Report contain further financial information about the U.S. Allocation Fund. These documents are available upon request (see "Information About the U.S. Allocation Fund"). For a comparison of the Funds' performance, see "Comparison of Fund Performance."

What are other key features of the Funds?

Administrative, Transfer Agency, Accounting and Custody Services.    UBS Global AM (US) serves as the administrator to both the Tactical Allocation Fund and the U.S. Allocation Fund. As administrator, UBS Global AM is responsible for administering the affairs of each Fund, including supervising and managing all aspects of each Fund's operations (other than investment advisory activities). Pursuant to an administration contract with the U.S. Allocation Fund, and a permanent contractual waiver, UBS Global AM (US) receives a fee, computed daily and paid monthly, at an annual rate of 0.075% of average daily net assets of the Fund. As described above, under an investment advisory and administration contract with the Tactical Allocation Fund and a permanent contractual waiver, UBS Global AM (US) receives a fee, computed daily and paid monthly, at an annual rate to 0.50% of the average daily net assets of the Fund up to and including $250 million; 0.45% of the average daily net assets of the Fund over $250 million; 0.40% on assets over $500 million; and 0.35% on assets over $2 billion.

State Street Bank and Trust Company, located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian, accounting agent and recordkeeping agent for the Tactical Allocation Fund. JPMorgan Chase Bank, located at 270 Park Avenue, New York, New York 10017, provides custodian services for the securities and cash of the U.S. Allocation Fund. J.P. Morgan Investors Services Co., a corporate affiliate of JPMorgan Chase Bank located at 73 Tremont Street, Boston, MA 02108-3913, provides accounting services for the U.S. Allocation Fund. PFPC Inc., a subsidiary of PNC Bank, N.A., serves as each Fund's transfer and dividend disbursing agent. It is located at 760 Moore Road, King of Prussia, PA 19406.

Distribution Services and Rule 12b-1 Plans.    UBS Global AM (US) acts as the principal underwriter for each class of shares of the Tactical Allocation Fund and the U.S. Allocation Fund pursuant to a principal underwriting contract with each Fund ("Principal Underwriting Contract") which requires UBS Global AM (US) to use its best efforts, consistent with its other businesses, to sell shares of the Funds. Shares of each Fund are offered continuously. UBS Global AM (US) has entered into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell shares of the Funds. The Funds have the same Rule 12b-1 service and distribution fees, as discussed below.

Under separate plans pertaining to the Tactical Allocation Fund's Class A, Class B and Class C shares adopted by the Fund in the manner prescribed by Rule 12b-1 under the 1940 Act ("Tactical Class A Plan," "Tactical Class B Plan," and "Tactical Class C Plan," respectively, and, collectively, "Tactical Plans"), the Fund pays UBS Global AM (US) a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of the class of shares. Under the Tactical Class B Plan and the Tactical Class C Plan, the Tactical Allocation Fund also pays UBS Global AM (US) a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the applicable class of shares. There is no distribution and/or service plan with respect to the Fund's Class Y shares, and the Fund pays no distribution or service fees with respect to its Class Y shares.

Under separate plans pertaining to the U.S. Allocation Fund's Class A, Class B and Class C shares, adopted in the manner prescribed by Rule 12b-1 under the 1940 Act ("U.S. Allocation Class A Plan," "U.S. Allocation Class B Plan" and "U.S. Allocation Class C Plan," respectively, and, collectively, "U.S. Allocation Plans"), the Fund pays UBS Global AM (US) a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares. Under the U.S. Allocation Class B Plan and the U.S. Allocation Class C Plan, the U.S. Allocation Fund also pays UBS Global AM (US) a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B shares and Class C shares. There is no distribution plan with respect to the Fund's Class Y shares, and the Fund pays no service or distribution fees with respect to its Class Y shares.

UBS Global AM (US) uses any service fees paid pursuant to a Tactical Plan or U.S. Allocation Plan primarily to pay dealers for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained by a dealer in the applicable class of shares of a Fund. Each dealer then compensates its investment professionals for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts, including related overhead expenses.

UBS Global AM (US) uses any distribution fees paid pursuant to a Tactical Plan or the U.S. Allocation Plan to offset the commissions it pays to each dealer for selling the class of shares of a Fund to which the Plan relates, and to offset its marketing costs attributable to such class, such as preparation, printing and distribution of sales literature, advertising and prospectuses, and other shareholder materials to prospective investors. UBS Global AM (US) also may use distribution fees to pay additional compensation to dealers and to offset other costs allocated to UBS Global AM (US)'s distribution activities. UBS Global AM (US) compensates investment professionals when Class B and Class C shares of a Fund are bought by investors, as well as on an ongoing basis.

UBS Global AM (US) receives the proceeds of the initial sales charge paid when Class A shares of a Fund are bought and of the deferred sales charge, if any, paid upon sales of Class A, Class B and Class C shares of a Fund. These proceeds also may be used to cover distribution expenses.

The Tactical Plans and U.S. Allocation Plans and the Principal Underwriting Contracts specify that each Fund must pay service and/or distribution fees as compensation to UBS Global AM (US) for its service- and distribution-related activities, not as reimbursement for specific expenses incurred. Therefore, even if UBS Global AM (US)'s expenses exceed the service or distribution fees it receives, the Fund will not be obligated to pay more than those fees. On the other hand, if UBS Global AM (US)'s expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of a Plan will be UBS Global AM (US)'s sole responsibility and not that of the Funds.

Purchase, Exchange and Redemption Procedures.    Procedures for the purchase, exchange and redemption of Class A, Class B, Class C and Class Y shares of the U.S. Allocation Fund are identical to those of the Class A, Class B, Class C and Class Y shares, respectively, of the Tactical Allocation Fund. You may refer to the U.S. Allocation Fund Prospectus and the Tactical Allocation Fund Prospectus, which accompanies this Prospectus/Proxy Statement, for the purchase, exchange, and redemption procedures applicable to the purchases, exchanges and redemptions of shares of the U.S. Allocation Fund and Tactical Allocation Fund. Set forth below is a brief description of the basic purchase, exchange, and redemption procedures applicable to the shares of each Fund. The shareholders of the U.S. Allocation Fund will not be subject to any front-end or deferred sales charges described below solely in connection with the Merger.

Shares of each Fund may be purchased through an investment professional at a broker-dealer or other financial institution with which UBS Global AM (US) has a dealer agreement, or through the Fund's transfer agent.

Class Y.    Only specific types of investors are eligible to purchase Class Y shares of the Funds. The eligibility requirements for purchasing Class Y shares of each Fund are identical.

You may refer to the Tactical Allocation Fund Prospectus, which accompanies this Prospectus/Proxy Statement, and the U.S. Allocation Fund Prospectus for more information concerning the eligibility requirements for purchasing Class Y shares of the Funds.

Class A.    Purchases of Class A shares of the U.S. Allocation Fund are subject to a maximum front-end sales charge of 5.50% of the offering price, with reduced sales charges for purchases of $50,000 or more. No front-end sales charges are imposed on purchases of $1,000,000 or more. Purchases of Class A shares of the Tactical Allocation Fund are also subject to a maximum front-end sales charge of 5.50%, with reduced sales charges for purchases of $50,000 or more. No front-end sales charges are imposed on purchases of $1,000,000 or more. Purchases of $1,000,000 or more of Class A Shares of each Fund, however, are subject to a contingent deferred sales charge ("CDSC") of 1.00% for shares redeemed within one year after purchase.

Class B.    Purchases of Class B shares of the Tactical Allocation Fund and the U.S. Allocation Fund are subject to a CDSC when shares are sold before the end of a specified period. Sales of Class B shares of the Funds are subject to a CDSC as shown in the table below:

	Percentage (based on amount of investment) by which the shares' net asset value is multiplied:

If shares are sold within:	Less than $100,000	$100,000 to $249,999	$250,000 to $499,999	$500,000 to $999,999
1st year since purchase	5%	3%	3%	2%
2nd year since purchase	4%	2%	2%	1%
3rd year since purchase	3%	2%	1%	None
4th year since purchase	2%	1%	None	None
5th year since purchase	2%	None	None	None
6th year since purchase	1%	None	None	None
7th year since purchase	None	None	None	None

The CDSC for the Class B shares of each Fund is calculated by multiplying the lesser of the net asset value of the shares at the time of purchase or the net asset value at the time of sale by the applicable percentage shown in the table above. Class B shares of each Fund will automatically convert to that Fund's Class A shares, which have lower ongoing expenses, after the end of the sixth year for purchases of less than $100,000, after the end of the fourth year for purchases of at least $100,000 but less than $250,000, after the end of the third year for purchases of at least $250,000 but less than $500,000, and after the end of the second year for purchases of at least $500,000 but less than $1 million.

Class C.    The Class C shares of each Fund are subject, if sold within one year of purchase, to a CDSC of 1.00%, which is calculated as the lesser of the shares' net asset value at the time of purchase or net asset value at time of redemption.

Each Fund may reduce or waive any sales charges for certain investors and transactions in the Fund's shares. For a complete description of each Fund's sales charges and the exemptions from such charges, please refer to the Tactical Allocation Fund Prospectus, which accompanies this Prospectus/Proxy Statement, and the Statement of Additional Information relating to this Prospectus/Proxy Statement, as well as the U.S. Allocation Fund Prospectus and U.S. Allocation Fund Statement of Additional Information. Class Y shares of each Fund are not subject to a front-end sales charge or CDSC.

The minimum initial investment required for an investment in Class A, Class B and Class C shares of each Fund is $1,000 to open an account and $100 to add to an account. Minimum initial investments for certain categories of Class Y investors may be higher. Each Fund may waive or reduce its investment minimums for certain investors.

Valuation.    The purchase price of each class of shares of the Funds is based on net asset value ("NAV") per share of that class. Each Fund calculates net asset value on days that the New York Stock Exchange is open. Each Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time). The NYSE normally is not open, and the Funds do not price their shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the NAV per share of a class of shares of a Fund will be calculated as of the time trading was halted.

The price for buying, selling or exchanging shares will be based on the NAV (adjusted for any applicable sales charge) that is next calculated after the Fund receives the order in good form. Each Fund reserves the right to reject any purchase request.

Exchanges.    Except as provided below, shares of each class of each Fund may be exchanged for shares of the same class of most other UBS funds, UBS PACE Select Funds, and other funds for which UBS Global AM (US) serves as investment advisor or principal underwriter ("Family Funds"). Exchanges in shares of both Funds are subject to the initial minimum investment requirements to the same extent as purchases of the shares. Exchanges are not subject to any front-end or deferred sales charges at the time of the exchange. However, a deferred sales charge may apply if the shares acquired in the exchange are later sold. Each Fund will use the date of the original share purchase to determine whether a deferred sales charge applies. Exchanges are treated as a redemption and new purchase for federal income tax purposes, and accordingly, may have tax consequences for shareholders. Class Y shares of each Fund may not be exchanged.

Shares of each class of each Fund may be redeemed at any time at the NAV (minus any applicable sales charge) next calculated after the Fund receives the redemption order in good form. Shareholders of each Fund can redeem their shares by contacting the Funds' transfer agent or, if shares are held through a financial institution, by contacting their investment professional.

Dividends, Distributions and Taxes.    Each Fund normally declares and pays income dividends and distributes any realized gains annually. Both the Tactical Allocation Fund and the U.S. Allocation Fund automatically reinvest distributions in additional shares of the same class of that Fund, unless the Fund is notified that the shareholder elects to receive such distributions in cash.

Distributions from both the Tactical Allocation Fund and the U.S. Allocation Fund, whether received in cash or in additional shares, are generally subject to income tax unless shares are held in a tax-exempt or tax deferred account. In general, distributions from either Fund are taxable to the shareholder as either ordinary income, "qualified dividends" (subject to a maximum tax rate for individuals of 15%) or long-term capital gain (also subject to a maximum federal income tax rate of 15% for individuals). Both the Tactical Allocation Fund and U.S. Allocation Fund notify their shareholders annually of the source and tax status of all Fund distributions for federal income tax purposes. For more information about the tax implications of investments in the Tactical Allocation Fund and the U.S. Allocation Fund, see the Tactical Allocation Fund Prospectus, which accompanies this Prospectus/Proxy Statement, the U.S. Allocation Fund Prospectus, the U.S. Allocation Fund SAI, and the Statement of Additional Information relating to this Prospectus/Proxy Statement.

REASONS FOR THE MERGER

UBS Global AM (Americas) has reviewed its mutual fund business and determined that the U.S. Allocation Fund is unlikely to attract additional assets because it competes for assets with the Tactical Allocation Fund, which (1) has a lower management fee and lower total expenses; (2) is sold through the same distribution channels; and (3) is managed using the same institutional asset allocation model as that used for the U.S. Allocation Fund. While the Tactical Allocation Fund pursues an investment objective that is substantially similar, but not identical, to that of the U.S. Allocation Fund, the two Funds are managed identically, as mentioned above. The greater demand for the Tactical Allocation Fund can be expected to increase the size of the Tactical Allocation Fund, which should reduce each shareholder's portion of the Tactical Allocation Fund's fixed expenses. This can be expected to result in still lower expenses relative to the U.S. Allocation Fund.

At the meeting of the Board of the U.S. Allocation Fund on March 29, 2004, the Trustees were presented with the Agreement and Plan. The Trustees, on behalf of the U.S. Allocation Fund, questioned UBS Global AM (Americas) management about the potential benefits and costs of the Merger to the shareholders of the U.S. Allocation Fund. In deciding whether to recommend approval of the Merger to shareholders of the U.S. Allocation Fund, the Trustees considered a number of factors. The Trustees did not assign relative weights to the factors or deem any one of them to be controlling in and of itself. The factors included the following:

•	The U.S. Allocation Fund and the Tactical Allocation Fund have substantially similar investment objectives, with each Fund seeking total return consisting of capital appreciation and current income. To seek to achieve its investment objective, each Fund invests primarily in U.S. fixed income and equity securities.

•	The U.S. Allocation Fund and the Tactical Allocation Fund are managed identically by their respective investment advisors, in accordance with the same institutional asset allocation model.

•	Because of the U.S. Allocation Fund's relatively small asset base and the fact that it is unlikely that the U.S. Allocation Fund will attract significant additional assets, UBS Global AM (Americas) does not believe that it would be viable on a long-term basis.

•	U.S. Allocation Fund shareholders will not pay a front-end sales charge to become shareholders of the Tactical Allocation Fund in connection with the Merger.

•	The Merger is intended to be a tax-free reorganization for federal income tax purposes and, thus, U.S. Allocation Fund shareholders will not recognize any taxable gain or loss solely by virtue of the exchange of their shares of the U.S. Allocation Fund for shares of the Tactical Allocation Fund. Similarly, the U.S. Allocation Fund will recognize no gain or loss on the transfer of its assets and liabilities to the Tactical Allocation Fund, and the Tactical Allocation Fund will acquire the U.S. Allocation Fund's assets with the tax basis and tax holding periods carrying over.

•	UBS Global AM (US) will bear all of the expenses of the Merger.

•	Because the proposed Merger will be effected on the basis of the relative net asset values of the Funds, shareholders of the U.S. Allocation Fund will not experience any dilution in the value of their investments as a result of the Merger.

•	If the Merger is approved by shareholders of the U.S. Allocation Fund and the merger of the Funds is consummated, the shareholders of the U.S. Allocation Fund will become shareholders of the Tactical Allocation Fund and be subject to a lower management fee.

•	The expense ratio of each of Class A, Class B, Class C and Class Y shares of the Tactical Allocation Fund, taking into account the contractual fee waivers, is expected to be equal to or lower than that of Class A, Class B, Class C and Class Y shares of the U.S. Allocation Fund.

•	As shareholders of the Tactical Allocation Fund, U.S. Allocation Fund shareholders would enjoy the same high-quality Fund administration and shareholder services currently provided by UBS Global AM (US).

•	The combined Fund will have a larger asset base and may benefit from economies of scale and any corresponding reduction in expenses that result from such larger asset base.

The Board of The UBS Funds, on behalf of the U.S. Allocation Fund, concluded that the Merger is in the best interest of the shareholders of the U.S. Allocation Fund and would not result in the dilution of value for the shareholders of the U.S. Allocation Fund. The Board believes that the Merger will permit shareholders to pursue similar investment goals in a larger portfolio. The Board, including, by separate vote, a majority of the Trustees who are not interested persons of the U.S. Allocation Fund, then decided to approve the Agreement and Plan and to recommend that shareholders of the U.S. Allocation Fund vote to approve the Merger.

The Board of the UBS Investment Trust, on behalf of the Tactical Allocation Fund, also determined that the Merger was in the best interests of the Tactical Allocation Fund and its shareholders and that no dilution of value would result to those shareholders.

For the reasons discussed above, the Board of The UBS Funds, on behalf of the U.S. Allocation Fund, recommends that you vote FOR the Agreement and Plan.

INFORMATION ABOUT THE MERGER

This information is only a summary of the Agreement and Plan. You should read the actual Agreement and Plan, which is attached as Exhibit A and incorporated herein by reference, for more complete information about the transaction.

How will the Merger be carried out?

If the shareholders of the U.S. Allocation Fund approve the Agreement and Plan, the Merger will take place after various conditions are satisfied by The UBS Funds, on behalf of the U.S. Allocation Fund, and by UBS Investment Trust, on behalf of the Tactical Allocation Fund, including the delivery of certain documents. The UBS Funds and UBS Investment Trust will agree on the specific date for the actual Merger to take place (the "Closing").

If the shareholders of the U.S. Allocation Fund approve the Agreement and Plan, the U.S. Allocation Fund will deliver to the Tactical Allocation Fund substantially all of its assets, subject to its liabilities, at the Closing. In exchange, The UBS Funds, on behalf of the U.S. Allocation Fund, will receive Tactical Allocation Fund Class A, Class B, Class C and Class Y shares, to be distributed pro rata to shareholders of the comparable share classes of the U.S. Allocation Fund, in complete liquidation and dissolution of the U.S. Allocation Fund. The value of the assets of the U.S. Allocation Fund to be delivered to the Tactical Allocation Fund shall be the value of such net assets computed as of the close of business of the NYSE (normally, 4:00 p.m. Eastern time) on the last business day prior to the Closing (the "Valuation Date").

The stock transfer books of the U.S. Allocation Fund will be permanently closed as of the Valuation Date. The U.S. Allocation Fund will accept requests for redemption only if received in proper form before that time. Requests received after that time will be considered requests to redeem shares of the Tactical Allocation Fund.

To the extent permitted by law, The UBS Funds and UBS Investment Trust may agree to amend the Agreement and Plan without shareholder approval. They may also agree to terminate and abandon the Merger at any time before or, to the extent permitted by law, after the approval of shareholders of the U.S. Allocation Fund.

Who will pay the expenses of the Merger?

UBS Global AM (US) will pay all of the expenses related to the Merger.

What are the tax consequences of the Merger?

The Merger is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. Based on certain assumptions made and representations to be received from The UBS Funds, on behalf of the U.S. Allocation Fund, and from the UBS Investment Trust, on behalf of the Tactical Allocation Fund, it is expected that Dechert LLP will provide a legal opinion that, for federal income tax purposes, (i) shareholders of the U.S. Allocation Fund will not recognize any gain or loss as a result of the exchange of their shares of the U.S. Allocation Fund for shares of the Tactical Allocation Fund, and (ii) the Tactical Allocation Fund and its shareholders will not recognize any gain or loss upon receipt of the U.S. Allocation Fund's assets.

You should recognize that an opinion of counsel is not binding on the Internal Revenue Service ("IRS") or any court. Neither The UBS Funds, on behalf of the U.S. Allocation Fund, nor the UBS Investment Trust, on behalf of the Tactical Allocation Fund, will seek to obtain a ruling from the IRS regarding the tax consequences of the Merger. Accordingly, if the IRS sought to challenge the tax treatment of the Merger and if the IRS were successful, neither of which is anticipated, the Merger could be treated, in whole or in part, as a taxable sale of assets by the U.S. Allocation Fund, followed by the taxable liquidation of the U.S. Allocation Fund.

You should consult your tax adviser regarding the effect of the Merger, if any, in light of your individual circumstances. You should also consult your tax adviser about the state and local tax consequences of the Merger, if any, because this discussion only relates to the federal income tax consequences.

What should I know about the Tactical Allocation Fund Shares?

If the Merger is approved, full and fractional shares of the Tactical Allocation Fund will be issued without the imposition of a sales charge or other fee to shareholders of the U.S. Allocation Fund, in accordance with the procedures described above. When issued, each share will be duly and validly issued, fully paid, non-assessable and fully transferable.

The voting and distribution rights of the Tactical Allocation Fund are identical to those of the U.S. Allocation Fund. All shares have non-cumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board of Trustees of the Fund. If this happens, holders of the remaining shares voting will not be able to elect any trustees.

A shareholder of a class of shares of the Tactical Allocation Fund will receive a pro rata share of all distributions arising from the Tactical Allocation Fund's assets attributable to the class of shares owned by the shareholder, and upon redeeming shares, will receive the portion of the Tactical Allocation Fund's net assets attributable to the class of shares owned by the shareholder represented by the redeemed shares.

The shares of the Tactical Allocation Fund will be recorded to each shareholder's account on the books of the Tactical Allocation Fund's transfer agent. The Tactical Allocation Fund does not issue share certificates.

How do shareholder rights and obligations of the Funds compare?

While UBS Investment Trust and The UBS Funds (each, a "Trust") are separate entities governed by different organizational documents, shareholders of the U.S. Allocation Fund will not experience a material reduction in their shareholder rights as a result of the Merger, except as described below.

UBS Investment Trust is organized as a Massachusetts business trust and is governed by an Amended and Restated Declaration of Trust, as amended ("Investment Trust Declaration of Trust"). The UBS Funds

is organized as a Delaware statutory trust and is governed by an Agreement and Declaration of Trust, as amended ("UBS Funds Declaration of Trust" and, together with the Investment Trust Declaration of Trust, the "Trust Instruments"). Under the Trust Instruments, each Trust has an unlimited number of authorized shares of beneficial interest, with each share having a par value of $0.001 per share. Each Trust's Board may, without shareholder approval, divide the authorized shares of the applicable trust into an unlimited number of separate portfolios or series ("series"). Each Board may also, without shareholder approval, divide the series into two or more classes of shares.

UBS Investment Trust currently consists of one series, the Tactical Allocation Fund. The Tactical Allocation Fund currently offers four classes of shares (designated Class A, Class B, Class C and Class Y shares). The Tactical Allocation Fund's Class B shares are divided into four sub-classes: Sub-Class B-1, B-2, B-3, and B-4.

The UBS Funds currently consists of fifteen series, the U.S. Allocation Fund and the UBS U.S. Bond Fund, UBS High Yield Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Real Estate Equity Fund, UBS Global Allocation Fund, UBS Global Equity Fund, UBS Global Bond Fund, UBS International Equity Fund, UBS Emerging Markets Debt Fund, and the UBS Emerging Markets Equity Fund. Each series of The UBS Funds, including the U.S. Allocation Fund, offers four classes of shares (designated Class A, Class B, Class C and Class Y shares). The U.S. Allocation Fund's Class B shares are divided into four sub-classes: Sub-Class B-1, B-2, B-3, and B-4.

UBS Investment Trust and the Tactical Allocation Fund, as well as The UBS Funds and each series thereof, including the U.S. Allocation Fund, will continue indefinitely until terminated.

With respect to a series of shares of each Trust, shares of the same class have equal dividend, distribution, liquidation and voting rights, and fractional shares have proportionate rights. Each series or class bears its own expenses related to its distribution of shares (and other expenses, such as transfer agency, shareholder service and administration expenses). Generally, shares of each Trust will be voted in the aggregate without differentiation between separate series or classes; provided, however, that, if a matter only affects certain series or classes, then the affected series or classes have exclusive voting rights; and further provided that each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Under each Trust Instrument and relevant state law, annual meetings of shareholders are not required to be held. Special meetings of the shareholders of any series or class of a Trust may be called by the Trust's Board, and shall be called by the Board upon the written request of shareholders owning at least ten percent of the outstanding shares of such series or class of the Trust, or at least ten percent of the outstanding shares of the Trust entitled to vote.

Under Delaware law and The UBS Funds Declaration of Trust, shareholders of the U.S. Allocation Fund are not held personally liable for the obligations of The UBS Funds or the U.S. Allocation Fund. However, under Massachusetts law, shareholders of the Tactical Allocation Fund could, under certain circumstances, be held personally liable for the obligations of the Tactical Allocation Fund or UBS Investment Trust. However, the Investment Trust Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the Tactical Allocation Fund) and requires that notice of such disclaimer be given in each written instrument made or issued by the Board or by any officers or officer by or on behalf of the Trust, a series, the Board or any of them in connection with the Trust. The Investment Trust Declaration of Trust provides for indemnification from the Tactical Allocation Fund's property for all losses and expenses of any series shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Tactical Allocation Fund itself would be unable to meet its obligations, a possibility which UBS Global AM (US) believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of the Tactical Allocation Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Board of the UBS Investment Trust intends to conduct the Tactical Allocation Fund's operations in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Tactical Allocation Fund.

What are the assets of the Funds and what might the capitalization be after the Merger?

The following table sets forth, as of August 31, 2003, the assets of each class of shares of the Tactical Allocation Fund and the U.S. Allocation Fund, and the estimated capitalization of each class of shares of the Tactical Allocation Fund, as adjusted to give effect to the proposed Merger. The actual capitalization of a class of shares of the combined Tactical Allocation Fund may differ from the estimated capitalizations listed in the table below.

	Tactical Allocation Fund Class A (audited)	U.S. Allocation Fund Class A (unaudited)	Combined Tactical Allocation Fund Class A after Merger (estimated)
Net assets	$649,581,702	$5,620,284	$655,201,986
Net asset value per share	$23.00	$9.40	$23.00

	Tactical Allocation Fund Class B (audited)	U.S. Allocation Fund Class B (unaudited)	Combined Tactical Allocation Fund Class B after Merger (estimated)
Net assets	$461,273,303	$2,886,028	$464,159,331
Net asset value per share	$22.29	$9.30	$22.29

	Tactical Allocation Fund Class C (audited)	U.S. Allocation Fund Class C (unaudited)	Combined Tactical Allocation Fund Class C after Merger (estimated)
Net assets	$458,117,119	$1,946,931	$460,064,050
Net asset value per share	$22.46	$9.31	$22.46

	Tactical Allocation Fund Class Y (audited)	U.S. Allocation Fund Class Y (unaudited)	Combined Tactical Allocation Fund Class Y after Merger (estimated)
Net assets	$137,400,950	$22,397,932	$159,798,882
Net asset value per share	$23.33	$9.46	$23.33

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

This section describes the key investment policies of the Tactical Allocation Fund and the U.S. Allocation Fund and certain noteworthy differences between the investment strategies and policies of the Funds. For a more complete description of the Tactical Allocation Fund's investment policies and risks, you should read the Tactical Allocation Fund Prospectus, which accompanies this Prospectus/Proxy Statement.

Are there any significant differences between the investment objectives and policies of the Funds?

The U.S. Allocation Fund and Tactical Allocation Fund each operate as a diversified Fund under the 1940 Act. The U.S. Allocation Fund and the Tactical Allocation Fund have substantially similar, but not identical, investment objectives. The investment objectives of the Funds differ to the extent that the Tactical Allocation Fund's investment objective is total return consisting of long-term capital appreciation and current income, while the U.S. Allocation Fund's investment objective is to seek to maximize total return, consisting of capital appreciation and current income. Each Fund's investment objective cannot be changed without shareholder approval.

Under normal circumstances, the Tactical Allocation Fund invests at least 80% of its net assets in U.S. fixed income and equity securities. Under normal circumstances, the U.S. Allocation Fund invests at least 80% of its net assets in U.S. securities. Although U.S. Allocation Fund's 80% investment policy does not specifically state that it invests in both fixed income and equity securities, the Fund does allocate its investments between both types of securities.

Each Fund's investments in fixed income securities may include debt securities of the U.S. government and its agencies and instrumentalities ("U.S. Government Securities"), debt securities of U.S. corporations, mortgage-backed securities and asset-backed securities. Each Fund's investment in U.S. Government Securities may include securities backed by the full faith and credit of the United States issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration. Each Fund may also invest in U.S. Government Securities issued by U.S. Government agencies and instrumentalities that are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. Each Fund also invests in U.S. Government Securities that are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities are the Federal Farm Credit System and the Federal Home Loan Banks.

Each Fund's investments in equity securities may include dividend-paying securities, common stock and preferred stock. Each Fund may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

Each Fund is a multi-asset Fund that allocates its assets among the major domestic asset classes (U.S. fixed income and U.S. equities) based upon its investment advisor's assessment of prevailing market conditions in the United States and abroad. Within the equity portion of each Fund, each Fund's investment advisor selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the investment advisor's assessment of what a security is worth. Each investment advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The investment advisor then compares its assessment of a security's value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

In selecting fixed income securities, each investment advisor uses an internally developed valuation model that quantifies return expectations for all major domestic bond markets. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, each investment advisor considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year. Each Fund may invest in both investment grade and high yield (lower-rated) securities or, if unrated, determined to be of comparable quality by the Fund's investment advisor.

Each investment advisor's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration management involves adjusting the sensitivity to interest rates of the holdings. Each investment advisor manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risk.

Each Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, each Fund may make substantial temporary defensive investments in cash equivalents, which may affect its ability to pursue its investment objective. Each Fund is actively managed. As such, increased portfolio turnover may result in higher levels of brokerage commissions, transaction costs and taxable gains, and may therefore adversely affect Fund performance.

What are the risk factors associated with investments in the Funds?

The principal risks of investing in the Funds are identical. As with most investments, an investment in the Funds involves risks. An investment in the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There can be no guarantee against losses resulting from an investment in the Funds, nor can there be any assurance that a Fund will achieve its investment objective.

The principal risks of investing in the Funds are described below. Further information about the risks of investing in each Fund, along with further detail about some of the risks described below, are discussed in each Fund's Statement of Additional Information.

Interest Rate Risk — The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and the value of higher quality securities more than the value of lower quality securities.

Prepayment or Call Risk — The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing a Fund to reinvest in obligations with lower interest rates than those of the original obligations.

Market Risk — The risk that the market value of a Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

Asset Allocation Risk — The risk that a Fund may allocate assets to an asset category that underperforms other asset categories. For example, a Fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

Equity Risk — The prices of common stocks and other equity securities generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. A Fund could lose a substantial part, or even all, of its investment in a company's stock.

Derivatives Risk — The value of "derivatives"—so-called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall in value more rapidly than the value of other investments. For some derivatives, it is possible for a Fund to lose more than the amount it invested in the derivative. Options and futures contracts are examples of derivatives. A Fund's use of derivatives may not succeed for various reasons, including unexpected changes in the values of the derivatives or the assets underlying them. Also, if a Fund uses derivatives to adjust or "hedge" the overall risk of its portfolio, the hedge may not succeed if changes in the value of the derivatives are not matched by opposite changes in the value of the assets being hedged.

Small and Medium Company Risk — The risk that investments in small and medium size companies may be more volatile than investments in larger companies, as small and medium size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

Credit Risk — The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below will default or otherwise be unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

How do the investment limitations of the Funds differ?

The Tactical Allocation Fund and the U.S. Allocation Fund are subject to substantially similar, but not identical, fundamental investment limitations, as outlined in the following table. Each Fund's fundamental limitations cannot be changed without the affirmative vote of a majority (as defined under the 1940 Act) of the outstanding voting shares of that Fund.

Because of its fundamental investment limitations, the Tactical Allocation Fund is not permitted to:	Because of its fundamental investment limitations, the U.S. Allocation Fund is not permitted to:
Investments in single issuer
Purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.	Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment: (a) more than 5% of the value of the Fund's total assets would be invested in such issuer; or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.
(The following interpretation applies to, but is not a part of, this fundamental limitation: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.)
Issuance of senior securities; Borrowing
Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.	Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from: (a) making any permitted borrowings, loans or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions; or (c) making short sales of securities up to 10% of the Fund's net assets to the extent permitted by the Act and any rule or order thereunder, or SEC staff interpretations thereof.
Borrow money in excess of 33 1/3% of the value of its assets, except as a temporary measure for extraordinary or emergency purposes to facilitate redemptions. All borrowings will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required.

Loans
Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.	Make loans to other persons, except: (a) through the lending of its portfolio securities; (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans for investment purposes in accordance with its investment objectives and policies; and (c) to the extent the entry into a repurchase agreement is deemed to be a loan.
Underwriting securities
Engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.	Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when selling its own shares.
Concentration in a single industry
Purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.	Concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies).
Real estate
Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.	Purchase or sell real estate, except that the Fund may purchase or sell securities of real estate investment trusts.

Physical commodities
Purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.	Purchase or sell commodities, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

COMPARISON OF FUND PERFORMANCE

The following bar charts and tables provide information about each Fund's performance and thus give some indication of the risks of an investment in each Fund. The bar charts show how each Fund's performance has varied from year to year. The charts shows Class C shares of the Tactical Allocation Fund and Class Y shares of the U.S. Allocation Fund because Class C and Class Y have the longest performance history of any class of shares of their respective Funds. The Tactical Allocation Fund's bar chart does not reflect the effect of sales charges on Class C shares of the Tactical Allocation Fund; if it did, the total returns shown would be lower. Class Y shares of the U.S. Allocation Fund, unlike other classes of shares in the Fund, are not subject to sales charges.

The tables that follow the charts show the average annual returns over several time periods for each class of each Fund's shares. The tables compare Tactical Allocation Fund returns to returns on the S&P 500 Index, Russell 3000 Index, Wilshire 5000 Equity Index, and U.S. Allocation Fund Index, and compare U.S. Allocation Fund returns to returns on the Russell 3000 Index, Wilshire 5000 Equity Index, and U.S. Allocation Fund Index. These indices are unmanaged and, therefore, do not include any sales charges or expenses.

The tables show returns on a before-tax and after-tax basis for Class C and Class Y shares, respectively, of the Tactical Allocation Fund and the U.S. Allocation Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and are likely to differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the period. After-tax returns are shown only for Class C shares of the Tactical Allocation Fund and Class Y shares of the U.S. Allocation Fund, and after-tax returns for the other classes will vary.

With respect to the Tactical Allocation Fund, the bar chart and table reflect the Fund's performance during periods when it employed a different investment strategy and a different portfolio manager. Consequently, none of the information presented is attributable to the Fund's current investment strategy or the Fund's current portfolio management team.

Each Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Tactical Allocation Fund	U.S. Allocation Fund
Total Return on Class C Shares (1993 is the Fund's first full calendar year of operations)	Total Return on Class Y Shares (1995 is the Fund's first full calendar year of operations)

Best quarter during years shown: 4th quarter, 1998—20.82%	Best quarter during years shown 2nd quarter, 2003—11.53%
Worst quarter during years shown: 3rd quarter, 2002—(17.66)%	Worst quarter during years shown: 3rd quarter, 2002—(9.79)%

Average Annual Total Returns, Tactical Allocation Fund
(for the periods ended December 31, 2003)

Class (Inception Date)	1 Year	5 Years	10 Years	Life of Class
Class A (5/10/93) Return Before Taxes	20.45%	(1.20)%	9.99%	10.01%
Class B (1/30/96) Return Before Taxes	21.49%	(1.19)%	N/A	8.50%
Class C (7/22/92) Return Before Taxes	25.52%	(0.82)%	9.79%	9.82%
Return After Taxes on Distribution	25.51%	(1.45)%	8.82%	8.91%
Return After Taxes on Distribution and Sale of Fund Shares	16.61%	(0.88)%	8.19%	8.28%
Class Y (5/10/93)
Return Before Taxes	27.93%	0.23%	10.94%	10.91%
S&P 500 Index (reflects no deduction for fees, expenses or taxes) (1)	28.68%	(0.57)%	11.07%	*
Russell 3000 Index (reflects no deduction for fees, expenses or taxes) (2)	31.06%	0.37%	10.77%	**
Wilshire 5000 Equity Index (reflects no deduction for fees, expenses or taxes) (3)	31.64%	0.42%	10.59%	***
U.S. Allocation Fund Index (reflects no reduction of fees, expenses or taxes) (4)	21.67%	2.99%	9.65%	****

(1)	Prior to March 1, 2004, Tactical Allocation Fund's benchmark index was the S&P 500 Index. The index was changed to reflect Tactical Allocation Fund's current investment strategies. The S&P 500 Index is a broad based capitalization weighted index which primarily includes common stocks.

(2)	The Russell 3000 Index is a broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. Equity Market.
(3)	The Wilshire 5000 Equity Index is a broad-based, market capitalization weighted index that includes all U.S. common stocks. It is designed to provide a representative indication of the capitalization and return for the U.S. equity market.
(4)	The U.S. Allocation Fund Index is compiled by UBS Global Management and, effective November 30, 2003, is constructed as follows: 65% Russell 3000 Equity Index, 30% Lehman U.S. Aggregate Index and 5% Merrill Lynch High Yield Cash Pay Index. Prior to November 30, 2003, the U.S. Allocation Fund Index consisted of 65% Wilshire 5000 Equity Index and 35% Lehman U.S. Aggregate Index.
*	Average annual total returns for the S&P 500 Index for the life of each class were as follows: Class A—11.08%; Class B—9.14%, Class C—11.22%; Class Y—11.08%.
**	Average annual total returns for the Russell 3000 Index for the life of each class shown as of the closest month end of the inception date of each class of shares were as follows:
Class A—10.99%; Class B—8.96%, Class C—10.95%; Class Y—10.99%.
***	Average annual total returns for the Wilshire 5000 Equity Index for the life of each class shown as of the closest month end of the inception date of each class of shares were as follows:
Class A—10.86%; Class B—8.83%, Class C—10.83%; Class Y—10.86%.
****	Average annual total returns for the U.S. Allocation Fund Index for the life of each class shown as of the closest month end of the inception date of each class of shares were as follows:
Class A—9.80%; Class B—8.56%; Class C—9.82%; Class Y—9.80%.

Average Annual Total Returns, U.S. Allocation Fund
(for the periods ended December 31, 2003)

Class (Inception Date)	1 Year	5 Years	Life of Class
Class A (6/30/97) Return Before Taxes	20.21%	4.47%	5.84%
Class B (11/7/01) Return Before Taxes	19.22%	N/A	5.81%
Class C (11/6/01) Return Before Taxes	19.34%	N/A	6.02%
Class Y (12/30/94) Return Before Taxes	20.40%	4.81%	9.15%
Return After Taxes on Distributions	19.94%	3.60%	6.41%
Return After Taxes on Distributions and Sale of Fund Shares	13.51%	3.36%	6.39%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes) (1)	31.06%	0.37%	*
Wilshire 5000 Equity Index (reflects no deduction for fees, expenses or taxes) (2)	31.64%	0.42%	**
U.S. Allocation Fund Index (reflects no deduction for fees, expenses or taxes) (3)	21.67%	2.99%	***

(1)	The Russell 3000 Index is a broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. Equity Market.
(2)	The Wilshire 5000 Equity Index is a broad-based, market capitalization weighted index that includes all U.S. common stocks. It is designed to provide a representative indication of the capitalization and return for the U.S. equity market.
(3)	The U.S. Allocation Fund Index is compiled by UBS Global Asset Management and, effective November 30, 2003, is constructed as follows: 65% Russell 3000 Equity Index, 30% Lehman U.S. Aggregate Index and 5% Merrill Lynch High Yield Cash Pay Index. Prior to November 30, 2003, the U.S. Allocation Fund Index consisted of 65% Wilshire 5000 Equity Index and 35% Lehman U.S. Aggregate Index.
*	Average annual total returns for the Russell 3000 Index for the life of each class shown as of the closest month end of the inception date of each class of shares were as follows:
Class A—5.49%; Class B—5.50%, Class C—5.50%; Class Y—12.02%.
**	Average annual total returns for the Wilshire 5000 Equity Index for the life of each class shown as of the closest month end of the inception date of each class of shares were as follows:
Class A—5.39%; Class B—6.30%, Class C—6.30%; Class Y—11.84%.
***	Average annual total returns for the U.S. Allocation Fund Index for the life of each class shown as of the closest month end of the inception date of each class of shares were as follows:
Class A—6.58%; Class B—6.58%; Class C—6.58%; Class Y—10.86%.

VOTING INFORMATION

How many votes are necessary to approve the Agreement and Plan?

The presence, in person or by proxy, of a majority of the shares of the U.S. Allocation Fund entitled to vote at the Meeting shall constitute a quorum for the transaction of business at the Meeting. Any lesser number shall be sufficient for adjournments. Provided that a quorum is present, the approval of the Agreement and Plan requires the affirmative vote of the lesser of: (i) more than 50% of the outstanding voting securities of the U.S. Allocation Fund; or (ii) 67% or more of the voting securities of the U.S. Allocation Fund present at the Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share, of the U.S. Allocation Fund held on the Record Date.

Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will not be: (1) treated as votes cast at the Meeting; or (2) voted for or against any adjournment or proposal. However, because approval of the Agreement and Plan requires the affirmative vote of the lesser of (1) 50% of the outstanding voting securities of the U.S. Allocation Fund or (2) 67% or more of the voting securities of the Fund present at the Meeting, as described above, abstentions and broker non-votes are effectively votes against a proposal. The Tactical Allocation Fund has the same voting procedures as the U.S. Allocation Fund.

How do I ensure my vote is accurately recorded?

You may attend the Meeting and vote in person. You may also vote by completing and signing the attached proxy card and mailing it in the enclosed postage paid envelope. A proxy card is, in essence, a ballot. If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Agreement and Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or any adjournment of the Meeting. You may also vote your shares by telephone or via the Internet. To vote in this manner, please see the instructions on the attached proxy card.

Can I revoke my proxy?

You may revoke your proxy at any time before it is voted by sending a written notice to the U.S. Allocation Fund expressly revoking your proxy, by signing and forwarding to the U.S. Allocation Fund a later-dated proxy, or by attending the Meeting and voting in person.

What other matters will be voted upon at the Meeting?

The UBS Funds Board does not intend to bring any matters before the Meeting other than the Merger described in this Prospectus/Proxy Statement. It is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

Future Shareholder Proposals

You may request inclusion of certain proposals for action which you intend to introduce at a shareholder meeting in the Board's proxy statement for such meeting. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders. The U.S. Allocation Fund and the Tactical Allocation Fund are not required to hold annual meetings of shareholders, and, in order to minimize their costs, the Funds do not intend to hold meetings of the shareholders unless required by applicable law, regulation, or regulatory policy to do so, or if otherwise deemed advisable by Management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. The submission of a proposal does not guarantee its inclusion in the Fund's proxy statement and is subject to limitations under the federal securities laws.

Who is entitled to vote?

All shareholders of record of the U.S. Allocation Fund at the close of business on the Record Date will be entitled to vote at the meeting. The number of shares of the U.S. Allocation Fund and each of its four classes outstanding as of the Record Date is listed below:

Shares Outstanding
U.S. Allocation Fund (all classes)	2,106,068.872

U.S. Allocation Fund Class A Shares	881,888.659
U.S. Allocation Fund Class B Shares	368,457.330
U.S. Allocation Fund Class C Shares	252,731.444
U.S. Allocation Fund Class Y Shares	602,991.439

What other solicitations will be made?

The U.S. Allocation Fund will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record by such persons.

Broker-dealer firms, custodians, nominees and fiduciaries may be reimbursed by UBS Global AM (US) for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of The UBS Funds, UBS Global AM (Americas) and UBS Global AM (US), without additional or special compensation, may conduct additional solicitations by telephone and via the Internet. The UBS Funds has engaged AlamoDirect, a proxy solicitation firm, to assist in the solicitation of proxies for the Meeting, which is expected to cost approximately $9,000. The costs of such solicitations, and any additional solicitations of any adjourned session, will be borne entirely by UBS Global AM (US).

INFORMATION ABOUT THE TACTICAL ALLOCATION FUND

Information about the Tactical Allocation Fund is included in the Tactical Allocation Fund Prospectus and the Tactical Allocation Fund Annual Report, which are included with this mailing to shareholders and incorporated herein by reference (which means they are legally considered a part of this Prospectus/Proxy Statement). Additional information about the Tactical Allocation Fund is also contained in the Statement of Additional Information, dated May 12, 2004, relating to this Prospectus/Proxy Statement, which is also incorporated herein by reference. You may request a free copy of this Statement of Additional Information, which has been filed with the SEC, by calling 1-800-647 1568, or by writing to the Tactical Allocation Fund at 51 West 52nd Street, New York, New York 10019-6114.

This Prospectus/Proxy Statement, which constitutes a part of the registration statement filed with the SEC under the Securities Act of 1933, as amended, for shares offered to shareholders of the U.S. Allocation Fund as part of this Merger, omits certain of the information contained in the registration statement for shares that are offered to the public outside the context of this Merger ("Registration Statement"). Reference is hereby made to the Registration Statement and to the exhibits thereto for further information with respect to the Tactical Allocation Fund and the shares it offers. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

INFORMATION ABOUT THE U.S. ALLOCATION FUND

Information about the U.S. Allocation Fund is included in the U.S. Allocation Fund Prospectus, the U.S. Allocation Fund SAI, the U.S. Allocation Fund Annual Report, the U.S. Allocation Fund Semiannual Report, and the Statement of Additional Information, dated May 12, 2004, relating to this Prospectus/Proxy Statement, each of which is incorporated by reference herein. You may request free copies of these documents, which have been filed with the SEC, by calling 1-800-647 1568, or by writing to the U.S. Allocation Fund at 51 West 52nd Street, New York, New York 10019-6114.

INFORMATION ABOUT EACH FUND

Each Fund files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at the public reference facilities maintained by the SEC at Room 1200, 450 Fifth Street N.W., Washington, DC 20549. Also, copies of such materials can be obtained from the Public Reference Branch of the SEC, 450 Fifth Street N.W., Washington, DC 20549, at prescribed rates, or from the SEC's Internet site at http://www.sec.gov. To request information regarding the Funds, you may also send an e-mail to the SEC at publicinfo@sec.gov.

PRINCIPAL HOLDERS OF SHARES

On the Record Date, the officers and trustees of The UBS Funds, as a group, owned less than 1% of the outstanding voting shares of any class of the U.S. Allocation Fund.

To the best knowledge of the U.S. Allocation Fund, as of the Record Date, no person, except as set forth in the table below, owned of record or beneficially 5% or more of the outstanding shares of any class of the U.S. Allocation Fund:

Class	Name and Address of Account	Share Amount	Percentage of Class
A	HUBCO REGIONS BANK ATTN TRUST OPERATIONS 14TH FLOOR PO BOX 830688 BIRMINGHAM AL 35283-0688	91,153	10.33

	MARIANO MOLINA & ALINA MOLINA TTEES FBO MARIANO D MOLINA 401K PLAN ATTN MARIANO MOLINA PERSONAL AND CONFIDENTIAL 65 BLEECKER STREET NEW YORK NY 10012-2420	67,135	7.61

C	LEGG MASON WOOD WALKER INC. 343-03582-12 PO BOX 1476 BALTIMORE, MD 21202	20,707	8.19

	UBS FINANCIAL SERVICES INC. FBO EDITH H LEITCH 820 CHILHOWEE VIEW RD MARYVILLE TN 37803-4259	16,570	6.55

	UBS FINANCIAL SERVICES INC. FBO JON H. WILSON 1636 SARATOGA WAY EDMOND 0K 73003-3550	12,693	5.02

Y	BROWN BROTHERS HARRIMAN CUST FOR AFP PROVIDA TIPO C ATTN SUSIE PESTANA 59 WALL ST NEW YORK NY 10005-2808	222,551	36.90

	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94101-4122	142,662	23.65

Class	Name and Address of Account	Share Amount	Percentage of Class
Y	BROWN BROTHERS HARRIMAN & CO CUST FOR AFP PROVIDA TIPO D 525 WASHINGTON BLVD JERSEY CITY NJ 07310	76,619	12.70

	WILMINGTON TRUST CO TTEE BRINSON PARTNERS INC SUPP INC COMP PL UA 2/20/97 A/C 41383-2 C/O MUTUAL FUNDS PO BOX 8880 WILMINGTON DE 19899-8880	51,338	8.51

	NORTHERN TRUST COMPANY AS TRUSTEE FBO UBS FINANCIAL SERVICES 401K PL #22-36025 PO BOX 92994 CHICAGO IL 60675-2994	42,637	7.07

On the Record Date, the officers and trustees of the UBS Investment Trust, as a group, owned less than 1% of the outstanding shares of any class of the Tactical Allocation Fund.

To the best knowledge of the Tactical Allocation Fund, as of the Record Date, no person, except as set forth in the table below, owned of record or beneficially 5% or more of the outstanding voting shares of any class of the Tactical Allocation Fund:

Class	Name and Address of Account	Share Amount	Percentage of Class
Y	NORTHERN TRUST COMPANY AS TRUSTEE FBO UBS FINANCIAL SERVICES 401K PL #22-36025 PO BOX 92994 CHICAGO IL 60675-2994	2,030,838	40.15

	UBS FINANCIAL SERVICES INC. FBO BOCH BUSINESS TRUST ERNEST BOCH TTEE GLOBAL ACCOUNT 95 MORSE STREET NORWOOD MA 02062-4623	1,208,276	23.88

	UBS FINANCIAL SERVICES INC. FBO EJB TRUST DTD 6/5/02 BARBARA BOCH, ERNEST BOCH, (GLOBAL ACCOUNT) 95 MORSE STREET NORWOOD MA 02062-4623	534,382	10.56

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibit
A	Form of Agreement and Plan of Reorganization between The UBS Funds (on behalf of the UBS U.S. Allocation Fund) and the UBS Investment Trust (on behalf of the UBS Tactical Allocation Fund).

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION, made as of this 1st day of July, 2004, by and between UBS Investment Trust (the "Investment Trust"), a Massachusetts business trust, with its principal place of business at 51 West 52nd Street, New York, NY 10019-6114, on behalf of its series, the UBS Tactical Allocation Fund (the "Tactical Allocation Fund"), and The UBS Funds (the "UBS Funds"), a Delaware statutory trust, with its principal place of business at One North Wacker Drive, Chicago, Illinois 60606, on behalf of its series, the UBS U.S. Allocation Fund (the "U.S. Allocation Fund").

PLAN OF REORGANIZATION

The reorganization (hereinafter referred to as the "Plan of Reorganization") will consist of:

(i)	the acquisition by the Investment Trust, on behalf of the Tactical Allocation Fund, of substantially all of the property, assets and goodwill of the U.S. Allocation Fund, in exchange solely for shares of beneficial interest, $0.001 par value, of

(a)	Tactical Allocation Fund Class A shares ("Tactical Allocation Fund Class A Shares"),

(b)	Tactical Allocation Fund Class B-1 shares ("Tactical Allocation Fund Class B-1 Shares"),

(c)	Tactical Allocation Fund Class B-2 shares ("Tactical Allocation Fund Class B-2 Shares"),

(d)	Tactical Allocation Fund Class B-3 shares ("Tactical Allocation Fund Class B-3 Shares"),

(e)	Tactical Allocation Fund Class B-4 shares ("Tactical Allocation Fund Class B-4 Shares"),

(f)	Tactical Allocation Fund Class C shares ("Tactical Allocation Fund Class C Shares"), and

(g)	Tactical Allocation Fund Class Y shares ("Tactical Allocation Fund Class Y Shares"),

and the assumption by the Investment Trust, on behalf of the Tactical Allocation Fund, of all of the liabilities of the U.S. Allocation Fund;

(ii)	the distribution of

(a)	Tactical Allocation Fund Class A Shares to the shareholders of Class A shares of the U.S. Allocation Fund ("U.S. Allocation Fund Class A Shares"),

(b)	Tactical Allocation Fund Class B-1 Shares to the shareholders of Class B-1 shares of the U.S. Allocation Fund ("U.S. Allocation Fund Class B-1 Shares"),

(c)	Tactical Allocation Fund Class B-2 Shares to the shareholders of Class B-2 shares of the U.S. Allocation Fund ("U.S. Allocation Fund Class B-2 Shares"),

(d)	Tactical Allocation Fund Class B-3 Shares to the shareholders of Class B-3 shares of the U.S. Allocation Fund ("U.S. Allocation Fund Class B-3 Shares"),

(e)	Tactical Allocation Fund Class B-4 Shares to the shareholders of Class B-4 shares of the U.S. Allocation Fund ("U.S. Allocation Fund Class B-4 Shares"),

(f)	Tactical Allocation Fund Class C Shares to the shareholders of Class C shares of the U.S. Allocation Fund ("U.S. Allocation Fund Class C Shares"), and

(g)	Tactical Allocation Fund Class Y Shares to the shareholders of Class Y shares of the U.S. Allocation Fund ("U.S. Allocation Fund Class Y Shares"),

according to their respective interests in complete liquidation of the U.S. Allocation Fund; and

(iii)	the dissolution of the U.S. Allocation Fund as soon as practicable after the closing (as referenced in Section 3 hereof, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Agreement and Plan of Reorganization ("Agreement") hereinafter set forth.

This Plan of Reorganization, as implemented, in part, by the Agreement, is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended ("Code").

AGREEMENT

In order to consummate the Plan of Reorganization and in consideration of the promises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.	Sale and Transfer of Assets and Liabilities, Liquidation and Dissolution of the U.S. Allocation Fund

(a)	Subject to the requisite approval of the U.S. Allocation Fund's shareholders, and the terms and conditions of this Agreement, and in reliance on the representations and warranties of the Investment Trust herein contained, and in consideration of the delivery by the Investment Trust of the number of its shares of beneficial interest of the Tactical Allocation Fund hereinafter provided, the UBS Funds, on behalf of the U.S. Allocation Fund, agrees that it will sell, convey, transfer and deliver to the Investment Trust, on behalf of the Tactical Allocation Fund, at the Closing provided for in Section 3, all of the liabilities, debts, obligations and duties of any nature, whether accrued, absolute, contingent or otherwise ("Liabilities") and the assets of the U.S. Allocation Fund as of the close of business (which hereinafter shall be, unless otherwise noted, the regular close of business of the New York Stock Exchange, Inc. ("NYSE")) ("Close of Business") on the valuation date (as defined in Section 3 hereof, hereinafter called the "Valuation Date"), free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption and such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), with respect to privately placed or otherwise restricted securities that the U.S. Allocation Fund may have acquired in the ordinary course of business), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary (1) to discharge all of the U.S. Allocation Fund's Liabilities on its books at the Close of Business on the Valuation Date including, but not limited to, its income dividends and capital gains distributions, if any, payable for any period prior to and through the Close of Business on the Valuation Date, and excluding those liabilities and obligations that would otherwise be discharged at a later date in the ordinary course of business, and (2) to pay such contingent liabilities as the Trustees of the UBS Funds shall reasonably deem to exist against the U.S. Allocation Fund, if any, at the Close of Business on the Valuation Date, for which contingent and other appropriate liability reserves shall be established on the books of the U.S. Allocation Fund (hereinafter "Net Assets"). The UBS Funds, on behalf of the U.S. Allocation Fund, shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the Close of Business on the Valuation Date. The UBS Funds agrees to use commercially reasonable efforts to identify all of the U.S. Allocation Fund's Liabilities prior to the Valuation Date and to discharge all such known Liabilities on or prior to the Valuation Date.

(b)	Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of the UBS Funds herein contained, and in consideration of such sale, conveyance, transfer, and delivery, the Investment Trust agrees at the Closing to assume the Liabilities, on behalf of the Tactical Allocation Fund, and to deliver to the U.S. Allocation Fund:

(i)	the number of Tactical Allocation Fund Class A Shares, determined by dividing the net asset value per share of U.S. Allocation Fund Class A Shares as of the Close of Business on the Valuation Date by the net asset value per share of Tactical Allocation Fund Class A Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding shares of the U.S. Allocation Fund Class A Shares as of Close of Business on the Valuation Date;

(ii)	the number of Tactical Allocation Fund Class B-1 Shares, determined by dividing the net asset value per share of U.S. Allocation Fund Class B-1 Shares as of Close of Business on the Valuation Date by the net asset value per share of Tactical Allocation Fund Class B-1 Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding shares of U.S. Allocation Fund Class B-1 Shares as of Close of Business on the Valuation Date;

(iii)	the number of Tactical Allocation Fund Class B-2 Shares, determined by dividing the net asset value per share of U.S. Allocation Fund Class B-2 Shares as of Close of Business on the Valuation Date by the net asset value per share of Tactical Allocation Fund Class B-2 Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding shares of U.S. Allocation Fund Class B-2 Shares as of Close of Business on the Valuation Date;

(iv)	the number of Tactical Allocation Fund Class B-3 Shares, determined by dividing the net asset value per share of U.S. Allocation Fund Class B-3 Shares as of Close of Business on the Valuation Date by the net asset value per share of Tactical Allocation Fund Class B-3 Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding shares of U.S. Allocation Fund Class B-3 Shares as of Close of Business on the Valuation Date;

(v)	the number of Tactical Allocation Fund Class B-4 Shares, determined by dividing the net asset value per share of U.S. Allocation Fund Class B-4 Shares as of Close of Business on the Valuation Date by the net asset value per share of Tactical Allocation Fund Class B-4 Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding shares of U.S. Allocation Fund Class B-4 Shares as of Close of Business on the Valuation Date;

(vi)	the number of Tactical Allocation Fund Class C Shares, determined by dividing the net asset value per share of U.S. Allocation Fund Class C Shares as of Close of Business on the Valuation Date by the net asset value per share of Tactical Allocation Fund Class C Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding shares of U.S. Allocation Fund Class C Shares as of Close of Business on the Valuation Date; and

(vii)	the number of Tactical Allocation Fund Class Y Shares, determined by dividing the net asset value per share of U.S. Allocation Fund Class Y Shares as of Close of Business on the Valuation Date by the net asset value per share of Tactical Allocation Fund Class Y

Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding shares of U.S. Allocation Fund Class Y Shares as of Close of Business on the Valuation Date.

All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(c)	As soon as practicable following the Closing, the U.S. Allocation Fund shall dissolve and distribute pro rata to its shareholders of record as of the Close of Business on the Valuation Date, the shares of beneficial interest of the Tactical Allocation Fund received by the U.S. Allocation Fund pursuant to this Section 1. Such dissolution and distribution shall be accomplished by the establishment of accounts on the share records of the Tactical Allocation Fund of the type and in the amounts due such shareholders pursuant to this Section 1 based on their respective holdings of shares of the U.S. Allocation Fund as of the Close of Business on the Valuation Date. Fractional shares of beneficial interest of the Tactical Allocation Fund shall be carried to the third decimal place. No certificates representing shares of beneficial interest of the Tactical Allocation Fund will be issued to shareholders of the U.S. Allocation Fund.

(d)	At the Closing, each shareholder of record of the U.S. Allocation Fund as of the record date (the "Distribution Record Date") with respect to any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to Section 9(e) hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of the U.S. Allocation Fund that such person had on such Distribution Record Date.

2.	Valuation

(a)	The value of the U.S. Allocation Fund's Net Assets to be acquired by the Tactical Allocation Fund hereunder shall be computed as of the Close of Business on the Valuation Date using the valuation procedures set forth in the U.S. Allocation Fund's currently effective prospectus and statement of additional information.

(b)	The net asset value of a share of beneficial interest of the Tactical Allocation Fund Class A Shares, the Tactical Allocation Fund Class B-1 Shares, the Tactical Allocation Fund Class B-2 Shares, the Tactical Allocation Fund Class B-3 Shares, the Tactical Allocation Fund Class B-4 Shares, the Tactical Allocation Fund Class C Shares and the Tactical Allocation Fund Class Y Shares shall be determined to the nearest full cent as of the Close of Business on the Valuation Date, using the valuation procedures set forth in the Tactical Allocation Fund's currently effective prospectus and statement of additional information.

(c)	The net asset value of a share of beneficial interest of the U.S. Allocation Fund Class A Shares, U.S. Allocation Fund Class B-1 Shares, U.S. Allocation Fund Class B-2 Shares, U.S. Allocation Fund Class B-3 Shares, U.S. Allocation Fund Class B-4 Shares, U.S. Allocation Fund Class C Shares, and U.S. Allocation Fund Class Y Shares shall be determined to the nearest full cent as of the Close of Business on the Valuation Date, using the valuation procedures set forth in the U.S. Allocation Fund's currently effective prospectus and statement of additional information.

3.	Closing and Valuation Date

The Valuation Date shall be June 30, 2004, or such later date as may be mutually agreed to in writing by the Investment Trust and the UBS Funds. The Closing shall take place at the principal office of UBS

Global Asset Management (US) Inc., 51 West 52nd Street, New York, New York 10019-6114, at approximately 10:00 Eastern time on the first business day following the Valuation Date. Notwithstanding anything herein to the contrary, in the event that on the Valuation Date (a) the NYSE shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the officers of the Investment Trust or UBS Funds, accurate appraisal of the value of the net assets of the U.S. Allocation Fund or the Tactical Allocation Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the U.S. Allocation Fund and the Tactical Allocation Fund is practicable in the judgment of the officers of the Investment Trust and the UBS Funds.

The UBS Funds shall have provided for delivery as of the Closing all of those Net Assets of the U.S. Allocation Fund to be transferred to the Tactical Allocation Fund's custodian, State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171. Also, the UBS Funds shall deliver at the Closing a list of names and addresses of the shareholders of record of U.S. Allocation Fund Class A Shares, U.S. Allocation Fund Class B-1 Shares, U.S. Allocation Fund Class B-2 Shares, U.S. Allocation Fund Class B-3 Shares, U.S. Allocation Fund Class B-4 Shares, U.S. Allocation Fund Class C Shares and U.S. Allocation Fund Class Y Shares, and the number of shares of beneficial interest of such classes owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates (if any) and which by book-entry accounts, all as of the Close of Business on the Valuation Date, certified by its transfer agent, or by its President or Vice President to the best of their knowledge and belief. The Investment Trust shall issue and deliver a certificate or certificates evidencing the shares of the Tactical Allocation Fund to be delivered at the Closing to said transfer agent registered in such manner as the UBS Funds may request, or provide evidence satisfactory to the UBS Funds that such shares of beneficial interest of the Tactical Allocation Fund have been registered in an open account on the books of the Tactical Allocation Fund in such manner as the UBS Funds may request.

4.	Representations and Warranties by the UBS Funds

The UBS Funds represents and warrants to the Investment Trust that:

(a)	The UBS Funds is a statutory trust duly organized under the laws of the State of Delaware on December 1, 1993, and is validly existing and in good standing under the laws of that State. The UBS Funds, of which the U.S. Allocation Fund is a separate series, is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing and all of the shares of the UBS Funds sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for any shares sold pursuant to the private offering exemption under the 1933 Act.

(b)	The UBS Funds is authorized to issue an unlimited number of shares of beneficial interest of the U.S. Allocation Fund, $0.001 par value. Each outstanding share of the U.S. Allocation Fund is duly and validly issued, fully paid, non-assessable and has full voting rights and, except for any such shares sold pursuant to the private offering exemption, is fully transferable.

(c)	The financial statements appearing in the U.S. Allocation Fund Annual Report to Shareholders for the fiscal year ended June 30, 2003, audited by Ernst & Young LLP, and the unaudited financial statements appearing the in the U.S. Allocation Fund Semiannual Report for the six months ended December 31, 2003, copies of which have been delivered to the Investment Trust, fairly present the financial position of the U.S. Allocation Fund as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

(d)	The books and records of the U.S. Allocation Fund made available to the Investment Trust and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of the U.S. Allocation Fund.

(e)	The statement of assets and liabilities to be furnished by the UBS Funds as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of the Tactical Allocation Fund to be issued pursuant to Section 1 hereof will accurately reflect the Net Assets of the U.S. Allocation Fund and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(f)	At the Closing, the UBS Funds will have good and marketable title to all of the securities and other assets shown on its statement of assets and liabilities referred to in subsection 4(e) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(g)	The UBS Funds has the necessary power and authority to conduct its business and the business of the U.S. Allocation Fund as such businesses are now being conducted.

(h)	The UBS Funds is not a party to or obligated under any provision of its Agreement and Declaration of Trust, as amended ("UBS Funds Declaration of Trust"), By-laws, as amended ("UBS Funds By-laws"), or any material contract or any other material commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Agreement and Plan of Reorganization.

(i)	The UBS Funds has full power and authority to enter into and perform its obligations under this Agreement, subject to approval of the Plan of Reorganization by the U.S. Allocation Fund's shareholders. Except as provided in the immediately preceding sentence, the execution, delivery and performance of this Agreement have been duly and validly authorized, executed and delivered by the UBS Funds, and this Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor's rights and to general equity principles.

(j)	Neither the UBS Funds nor the U.S. Allocation Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(k)	The UBS Funds does not have any unamortized or unpaid organizational fees or expenses that are allocable to the U.S. Allocation Fund.

(l)	For each taxable year of its operation (including the taxable year ending on the Closing), the U.S. Allocation Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing, and on or before the Closing will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing.

(m)	The UBS Funds, or its agents, (i) holds a valid tax identification number certification form for each U.S. Allocation Fund shareholder of record, which form can be associated with reportable payments made by the U.S. Allocation Fund to such shareholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code.

5.	Representations and Warranties by the Investment Trust

The Investment Trust represents and warrants to the UBS Funds that:

(a)	The Investment Trust is a business trust duly organized under the laws of the State of Massachusetts on March 28, 1991, and is validly existing and in good standing under the laws of that State. The Investment Trust, of which the Tactical Allocation Fund is a separate series, is duly registered under the 1940 Act as an open-end management investment company, such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing, and all of its shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for any shares sold pursuant to a private offering exemption under the 1933 Act.

(b)	The Investment Trust is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value, of the Tactical Allocation Fund. Each outstanding share of the Tactical Allocation Fund is fully paid, non-assessable and has full voting rights and, except for any shares sold pursuant to a private offering exemption, is fully transferable. The shares of beneficial interest of the Tactical Allocation Fund to be issued pursuant to Section 1 hereof will, upon their issuance, be duly and validly issued and fully paid and non-assessable, fully transferable and have full voting rights.

(c)	At the Closing, each class of shares of beneficial interest of the Tactical Allocation Fund to be issued pursuant to this Agreement will be eligible for offering to the public in those states of the United States and jurisdictions in which the corresponding class of shares of the U.S. Allocation Fund are presently eligible for offering to the public, and there are an unlimited number of shares registered under the 1933 Act such that there is a sufficient number of such shares to permit the transfers contemplated by this Agreement to be consummated.

(d)	The financial statements appearing in the Tactical Allocation Fund Annual Report to Shareholders for the fiscal year ended August 31, 2003, audited by Ernst & Young LLP, and the unaudited financial statements appearing the in the Tactical Allocation Fund Semiannual Report for the six months ended February 28, 2003, copies of which have been delivered to the UBS Funds, fairly present the financial position of the Tactical Allocation Fund as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

(e)	The books and records of the Tactical Allocation Fund made available to the UBS Funds and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Tactical Allocation Fund.

(f)	The statement of assets and liabilities of the Tactical Allocation Fund to be furnished by the Investment Trust as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of the Tactical Allocation Fund to be issued pursuant to Section 1 hereof will accurately reflect the net assets of the Tactical Allocation Fund and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(g)	At the Closing, the Investment Trust will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection 5(d) above, free and clear of all liens or encumbrances of any nature whatsoever, except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(h)	The Investment Trust has the necessary power and authority to conduct its business and the business of the Tactical Allocation Fund as such businesses are now being conducted.

(i)	The Investment Trust is not a party to or obligated under any provision of its Amended and Restated Declaration of Trust, as amended ("Investment Trust Declaration of Trust") and Restated By-laws, as amended ("Investment Trust By-laws"), or any material contract or any other material commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Agreement.

(j)	The Investment Trust has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly and validly authorized, executed and delivered by it, and this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject in all respects to the effects of bankruptcy, insolvency, reorganization, arrangements among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors rights and to general equity principles.

(k)	Neither the Investment Trust nor the Tactical Allocation Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(l)	For each taxable year of its operation (including the taxable year that includes the Closing), the Tactical Allocation Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its Federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing.

6.	Representations and Warranties by the UBS Funds and the Investment Trust

The UBS Funds and the Investment Trust each represents and warrants to the other that:

(a)	There are no legal, administrative or other proceedings or investigations against it, or, to its knowledge, threatened against it, that would materially affect its financial condition or its ability to consummate the transactions contemplated by this Agreement. It is not charged with, or to its knowledge, threatened with, any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(b)	There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

(c)	It has duly and timely filed, on behalf of the U.S. Allocation Fund or the Tactical Allocation Fund, as appropriate, all Tax (as defined below) returns and reports (including information returns), which are required to be filed by such U.S. Allocation Fund or Tactical Allocation Fund, and all such returns and reports accurately state the amount of Tax owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income required to be reported by such U.S. Allocation Fund or Tactical Allocation Fund. On behalf of the U.S. Allocation Fund or the Tactical Allocation Fund, as appropriate, it has paid or made provision and properly accounted for all Taxes (as defined below) due or properly shown to be due on such returns and reports. The amounts set up as provisions for Taxes in the books and records of the U.S. Allocation Fund or Tactical Allocation Fund, as appropriate, as of the Close of Business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or which may be payable by the U.S. Allocation Fund or Tactical Allocation Fund, as appropriate, for any periods or fiscal years prior to and including the Close of Business on the Valuation Date, including all Taxes imposed before or after the Close of Business on the Valuation Date that are attributable to any such period or fiscal year. No return filed by it, on behalf of the U.S. Allocation Fund or Tactical Allocation Fund, as appropriate, is currently being audited by the Internal Revenue Service or by any state or local taxing authority. As used in this Agreement, "Tax" or "Taxes" means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto. To its knowledge, there are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of the U.S. Allocation Fund or Tactical Allocation Fund, as appropriate.

(d)	All information provided to the UBS Funds by the Investment Trust, and by the UBS Funds to the Investment Trust, for inclusion in, or transmittal with, the Prospectus/Proxy Statement with respect to this Agreement pursuant to which approval of the U.S. Allocation Fund shareholders will be sought, does not contain an untrue statement of a material fact, or omit to state a material fact required to be stated in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(e)	Except in the case of the UBS Funds with respect to the approval of the U.S. Allocation Fund's shareholders of the Agreement, no consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation of the transactions contemplated by this Agreement, except as may be required by the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, or Massachusetts or Delaware state law or other applicable state securities law (including, in the case of each of the foregoing, the rules and regulations thereunder).

7.	Covenants of the UBS Funds

(a)	The UBS Funds covenants to operate the business of the U.S. Allocation Fund as presently conducted between the date hereof and the Closing.

(b)	The UBS Funds undertakes that the U.S. Allocation Fund will not acquire the shares of beneficial interest of the Tactical Allocation Fund for the purpose of making distributions thereof other than to the U.S. Allocation Fund's shareholders.

(c)	The UBS Funds covenants that by the Closing, all of the U.S. Allocation Fund's federal and other Tax returns and reports (including information returns) required by law to be filed on or before such date shall have been filed and either all federal and other Taxes shown as due on said returns shall have been paid, or adequate liability reserves shall have been provided for the payment of such Taxes.

(d)	The UBS Funds will at the Closing provide the Investment Trust with a copy of the shareholder ledger accounts, including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the UBS Funds with respect to each shareholder, for all shareholders of record of the U.S. Allocation Fund shares as of the Close of Business on the Valuation Date, who are to become shareholders of the Tactical Allocation Fund as a result of the transfer of assets that is the subject of this Agreement, certified by its transfer agent or its President or its Vice President to the best of their knowledge and belief.

(e)	The UBS Funds agrees to mail to each shareholder of record of the U.S. Allocation Fund entitled to vote at the meeting of shareholders at which action on this Agreement is to be considered, in sufficient time to comply with requirements as to notice thereof, a Prospectus/Proxy Statement that complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(f)	The UBS Funds shall supply to the Investment Trust, at the Closing, the statement of the assets and liabilities described in Section 4(e) of this Agreement in conformity with the requirements described in such Section.

(g)	As soon as is reasonably practicable after the Closing, the U.S. Allocation Fund will make a liquidating distribution to its shareholders consisting of the Tactical Allocation Fund Shares received at the Closing.

8.	Covenants of the Investment Trust

(a)	The Investment Trust covenants that the shares of beneficial interest of the Tactical Allocation Fund to be issued and delivered to the U.S. Allocation Fund pursuant to the terms of Section 1 hereof shall have been duly authorized as of the Closing and, when so issued and delivered, shall be registered under the 1933 Act, duly and validly issued, and fully paid and non-assessable, and no shareholder of the Tactical Allocation Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.

(b)	The Investment Trust covenants to operate the business of the Tactical Allocation Fund as presently conducted between the date hereof and the Closing.

(c)	The Investment Trust covenants that by the Closing, all of the Tactical Allocation Fund's federal and other tax returns and reports required by law to be filed on or before such date shall have been filed and either all federal and other taxes shown as due on said returns shall have been paid, or adequate liability reserves shall have been provided for the payment of such taxes.

(d)	The Investment Trust shall supply to the UBS Funds, at the Closing, the statement of assets and liabilities described in Section 5(d) of this Agreement in conformity with the requirements described in such Section.

(e)	The Investment Trust will file with the United States Securities and Exchange Commission (the "Commission") a Registration Statement on Form N-14 under the 1933 Act ("Registration Statement"), relating to the shares of beneficial interest of the Tactical Allocation Fund issuable hereunder, and will use its best efforts to provide that such Registration Statement becomes effective as promptly as practicable. At the time such Registration Statement becomes effective, it (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. At the time the Registration Statement becomes effective, at the time of the U.S. Allocation Fund's shareholders' meeting, and at the Closing, the prospectus and statement of additional information included in the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

9.	Conditions Precedent to be Fulfilled by the UBS Funds and the Investment Trust

The obligations of the UBS Funds and the Investment Trust to effectuate this Agreement and the Plan of Reorganization hereunder shall be subject to the following respective conditions:

(a)	That: (i) all the representations and warranties of the other party contained herein shall be true and correct in all material respects as of the Closing with the same effect as though made as of and at such date; (ii) the other party shall have performed all obligations required by this Agreement to be performed by it at or prior to the Closing; and (iii) the other party shall have delivered to such party a certificate signed by the President or Vice President and by the Secretary or equivalent officer to the foregoing effect.

(b)	That the other party shall have delivered to such party a copy of the resolutions approving this Agreement adopted by the other party's Board of Trustees, certified by the Secretary or equivalent officer.

(c)	That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin the consummation of the reorganization contemplated hereby under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall have been instituted or threatened that would materially and adversely affect the financial condition of either party or would prohibit the transactions contemplated hereby.

(d)	That this Agreement and the Plan of Reorganization and the transactions contemplated hereby shall have been approved by the appropriate action of the shareholders of the U.S. Allocation Fund at a special meeting or any adjournment thereof.

(e)	That the U.S. Allocation Fund shall have declared a distribution or distributions prior to the Valuation Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Close of Business on the Valuation Date, and (ii)

any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning given such term by Section 1222(9) of the Code.

(f)	That prior to or at the Closing, the UBS Funds and the Investment Trust shall receive an opinion from Dechert LLP ("Dechert") to the effect that, provided the reorganization contemplated hereby is carried out in accordance with this Agreement, the laws of the State of Delaware and the State of Massachusetts, and in accordance with the representations provided by the UBS Funds and the Investment Trust in certificates delivered to Dechert:

(1) The acquisition by the Tactical Allocation Fund of substantially all of the assets and the assumption of the liabilities of the U.S. Allocation Fund in exchange solely for the Tactical Allocation Fund shares to be issued pursuant to Section 1 hereof, followed by the distribution by the U.S. Allocation Fund to its shareholders of the Tactical Allocation Fund shares in complete liquidation of the U.S. Allocation Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Tactical Allocation Fund and the U.S. Allocation Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code;

(2) No gain or loss will be recognized by the U.S. Allocation Fund upon the transfer of substantially all of its assets to and the assumption of the liabilities by the Tactical Allocation Fund in exchange solely for the voting shares of the Tactical Allocation Fund (to be issued in accordance with Section 1 hereof) under Section 361(a) and Section 357(a) of the Code, except that Dechert will not express any opinion as to contracts described in Section 1256(b) of the Code or as to accrued market discount; and no gain or loss will be recognized by the U.S. Allocation Fund upon the distribution of the Tactical Allocation Fund shares to the U.S. Allocation Fund shareholders in accordance with Section 1 hereof in liquidation of the U.S. Allocation Fund under Section 361(c)(1) of the Code;

(3) No gain or loss will be recognized by the Tactical Allocation Fund upon the receipt by it of substantially all of the assets and the assumption of the liabilities of the U.S. Allocation Fund in exchange solely for the voting shares of the Tactical Allocation Fund (to be issued in accordance with Section 1 hereof) under Section 1032(a) of the Code;

(4) The basis of the assets of the U.S. Allocation Fund received by the Tactical Allocation Fund will be the same as the basis of such assets to the U.S. Allocation Fund immediately prior to the exchange under Section 362(b) of the Code;

(5) The holding period of the assets of the U.S. Allocation Fund received by the Tactical Allocation Fund will include the period during which such assets were held by the U.S. Allocation Fund under Section 1223(2) of the Code;

(6) No gain or loss will be recognized by the shareholders of the U.S. Allocation Fund upon the exchange of their shares in the U.S. Allocation Fund for the voting shares (including fractional shares to which they may be entitled) of the Tactical Allocation Fund (to be issued in accordance with Section 1 hereof) under Section 354(a) of the Code;

(7) The basis of the Tactical Allocation Fund shares received by the U.S. Allocation Fund shareholders in accordance with Section 1 hereof (including fractional shares to which they may be entitled) will be the same as the basis of the shares of the U.S. Allocation Fund exchanged therefor under Section 358(a)(1) of the Code; and

(8) The holding period of the Tactical Allocation Fund shares received by the U.S. Allocation Fund's shareholders in accordance with Section 1 hereof (including fractional shares to which they may be entitled) will include the holding period of the U.S. Allocation Fund's shares surrendered in exchange therefor, provided that the U.S. Allocation Fund shares were held as a capital asset on the date of the Reorganization under Section 1223(l) of the Code.

(g)	That the Investment Trust shall have received an opinion in form and substance reasonably satisfactory to it from Stradley Ronon Stevens & Young, LLP ("Stradley"), counsel to the UBS Funds, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles:

(1) The UBS Funds was created as a statutory trust under the laws of the State of Delaware on December 1, 1993, and is validly existing and in good standing under the laws of the State of Delaware;

(2) The UBS Funds is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value, of the UBS Funds and of the U.S. Allocation Fund. Assuming that the initial shares of beneficial interest of the U.S. Allocation Fund were issued in accordance with the 1940 Act, and the UBS Funds Declaration of Trust and UBS Funds By-laws, and that all other such outstanding shares of the U.S. Allocation Fund were sold, issued and paid for in accordance with the terms of the U.S. Allocation Fund prospectus in effect at the time of such sales, each such outstanding share is duly and validly issued, fully paid, non-assessable, and except for any shares sold pursuant to a private offering exemption, is fully transferable and has full voting rights;

(3) The UBS Funds is an open-end management investment company registered as such under the 1940 Act;

(4) Except as disclosed in the U.S. Allocation Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the UBS Funds, the unfavorable outcome of which would materially and adversely affect the UBS Funds or the U.S. Allocation Fund;

(5) To such counsel's knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by the UBS Funds of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Delaware law (including, in the case of each of the foregoing, the rules and regulations thereunder) and such as may be required under applicable state securities laws;

(6) Neither the execution, delivery nor performance of this Agreement by the UBS Funds violates any provision of the UBS Funds Declaration of Trust, the UBS Funds By-laws, or the provisions of any agreement or other instrument, known to such counsel to which the UBS Funds is a party or by which the UBS Funds is otherwise bound; and

(7) This Agreement has been duly and validly authorized, executed and delivered by the UBS Funds and represents the legal, valid and binding obligation of the UBS Funds and is enforceable against the UBS Funds in accordance with its terms.

In giving the opinions set forth above, Stradley may state that it is relying on certificates of the officers of the UBS Funds with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the UBS Funds.

(h)	That the UBS Funds shall have received an opinion in form and substance reasonably satisfactory to it from Dechert, counsel to the Investment Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles:

(1) The Investment Trust is a business trust and was created under the laws of the State of Massachusetts on March 28, 1991, and is validly existing and in good standing under the laws of the State of Massachusetts;

(2) The Investment Trust is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value. Assuming that the initial shares of beneficial interest of the Tactical Allocation Fund were issued in accordance with the 1940 Act and the Investment Trust Declaration of Trust and Investment Trust By-laws, and that all other such outstanding shares of the Tactical Allocation Fund were sold, issued and paid for in accordance with the terms of the Tactical Allocation Fund's prospectus in effect at the time of such sales, each such outstanding share is duly and validly issued, fully paid, non-assessable, freely transferable and has full voting rights;

(3) The Investment Trust is an open-end management investment company registered as such under the 1940 Act;

(4) Except as disclosed in the Tactical Allocation Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Investment Trust, the unfavorable outcome of which would materially and adversely affect the Investment Trust or the Tactical Allocation Fund;

(5) The shares of beneficial interest of the Tactical Allocation Fund to be issued pursuant to the terms of Section 1 hereof have been duly authorized and, when issued and delivered as provided in this Agreement, will have been duly and validly issued and fully paid and will be non-assessable by the Investment Trust or the Tactical Allocation Fund, and to such counsel's knowledge, no shareholder has any preemptive right to subscription or purchase in respect thereof;

(6) To such counsel's knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by the Investment Trust of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Delaware and Massachusetts law (including, in the case of each of the foregoing, the rules and regulations thereunder) and such as may be required under applicable state securities laws;

(7) Neither the execution, delivery nor performance of this Agreement by the Investment Trust violates any provision of the Investment Trust Declaration of Trust, Investment Trust By-laws, or the provisions of any agreement or other instrument, known to such counsel to which the Investment Trust is a party or by which the Investment Trust is otherwise bound; and

(8) This Agreement has been duly and validly authorized, executed and delivered by the Investment Trust and represents the legal, valid and binding obligation of the Investment Trust and is enforceable against the Investment Trust in accordance with its terms.

In giving the opinions set forth above in paragraphs (f) and (h) of this Section 9, Dechert may state that it is relying on certificates of the officers of the Investment Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the Investment Trust.

(i)	That the Investment Trust's Registration Statement with respect to the shares of beneficial interest of the Tactical Allocation Fund to be delivered to the U.S. Allocation Fund's shareholders in accordance with Section 1 hereof shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(j)	That the shares of beneficial interest of the Tactical Allocation Fund to be delivered in accordance with Section 1 hereof shall be eligible for sale by the Investment Trust with each state commission or agency with which such eligibility is required in order to permit the shares lawfully to be delivered to each U.S. Allocation Fund shareholder.

(k)	That at the Closing, the UBS Funds, on behalf of the U.S. Allocation Fund, shall transfer to the Investment Trust, on behalf of the Tactical Allocation Fund, aggregate Net Assets of the U.S. Allocation Fund comprising at least 90% in fair market value of the total net assets and 70% in fair market value of the total gross assets recorded on the books of the U.S. Allocation Fund at the Close of Business on the Valuation Date.

10.	Brokerage Fees and Expenses; Other Agreements

(a)	The UBS Funds and the Investment Trust each represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transaction provided for herein.

(b)	The expenses of entering into and carrying out the provisions of this Agreement, whether or not consummated, shall be borne exclusively by UBS Global Asset Management (US) Inc. No such expenses shall be borne by the U.S. Allocation Fund or the Tactical Allocation Fund. The costs of the Reorganization shall include, but shall not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of any necessary amendment to the Investment Trust's registration statement for the U.S. Allocation Fund or the Tactical Allocation Fund (including any supplements to the prospectuses or statements of additional information); printing and distributing the prospectus or any prospectus supplement; printing and distributing the proxy materials (if any) to shareholders of the U.S. Allocation Fund, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings (if any). Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

(c)	Any other provision of this Agreement to the contrary notwithstanding, any liability of the UBS Funds under this Agreement with respect to any series of the UBS Funds, or in connection with the transactions contemplated herein with respect to any series of the UBS Funds, shall be discharged only out of the assets of that series of the UBS Funds, and no other series of the UBS Funds shall be liable with respect thereto.

(d)	Any other provision of this Agreement to the contrary notwithstanding, any liability of the Investment Trust under this Agreement with respect to any series of the Investment Trust, or in connection with the transactions contemplated herein with respect to any series of the Investment Trust, shall be discharged only out of the assets of that series of the Investment Trust, and no other series of the Investment Trust shall be liable with respect thereto.

11.	Indemnification by the UBS Funds and the U.S. Allocation Fund

The UBS Funds and the U.S. Allocation Fund hereby agree to indemnify and hold the Investment Trust and the Tactical Allocation Fund, and each of them, harmless from all loss, liability and expense (including reasonable counsel fees and expenses in connection with the contest of any claim) which the Investment Trust or the Tactical Allocation Fund may incur or sustain by reason of the fact that (i) the Investment Trust or the Tactical Allocation Fund shall be required to pay any obligation of the UBS Funds or the U.S. Allocation Fund, whether consisting of Tax deficiencies or otherwise, based upon a claim or claims against the UBS Funds or the U.S. Allocation Fund that were omitted or not fully reflected in the financial statements to be delivered to the Investment Trust in connection with the Closing; (ii) any representations or warranties made by the UBS Funds in Sections 4 or 6 hereof should prove to be false or erroneous in any material respect; (iii) any covenant has been breached in any material respect; or (iv) any claim is made alleging that (a) the Prospectus/Proxy Statement delivered to the shareholders of the U.S. Allocation Fund in connection with this transaction, or (b) the Registration Statement on Form N-14 of which such Prospectus/Proxy Statement forms a part, included an untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to the UBS Funds by the Investment Trust, its investment adviser or distributor.

12.	Indemnification by the Investment Trust and the Tactical Allocation Fund

The Investment Trust and the Tactical Allocation Fund hereby agree to indemnify and hold the UBS Funds and the U.S. Allocation Fund harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) which the UBS Funds or the U.S. Allocation Fund may incur or sustain by reason of the fact that (i) any representations or warranties made by the Investment Trust in Sections 5 or 6 hereof should prove false or erroneous in any material respect; (ii) any covenant has been breached by the Investment Trust or the Tactical Allocation Fund in any material respect; or (iii) any claim is made alleging that (a) the Prospectus/Proxy Statement delivered to the shareholders of the U.S. Allocation Fund in connection with this transaction, or (b) the Registration Statement on Form N-14 of which such Prospectus/Proxy Statement forms a part, included an untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to the Investment Trust by the UBS Funds, its investment adviser or distributor.

13.	Notice of Claim of Indemnification

In the event that any claim is made against the Investment Trust or the Tactical Allocation Fund in respect of which indemnity may be sought by the Investment Trust or the Tactical Allocation Fund from the UBS Funds or the U.S. Allocation Fund under Section 11 of this Agreement, or, in the event that any claim is made against the UBS Funds or the U.S. Allocation Fund in respect of which indemnity may be sought by the UBS Funds or the U.S. Allocation Fund from the Investment Trust or the Tactical Allocation

Fund under Section 12 of this Agreement, the party seeking indemnification (the "Indemnified Party") shall, with reasonable promptness and before payment of such claim, give written notice of such claim to the other party (the "Indemnifying Party"). If no objection as to the validity of the claim is made in writing to the Indemnified Party by the Indemnifying Party within thirty (30) days after giving notice hereunder, then the Indemnified Party may pay such claim and shall be entitled to reimbursement therefor, pursuant to this Agreement. If, prior to the termination of such thirty-day period, objection in writing as to the validity of such claim is made to the Indemnified Party, the Indemnified Party shall withhold payment thereof until the validity of the claim is established either (i) to the satisfaction of the Indemnifying Party; or (ii) by a final determination of a court of competent jurisdiction, whereupon the Indemnified Party may pay such claim and shall be entitled to reimbursement thereof, pursuant to this Agreement; or (iii) with respect to any Tax claims, within seven (7) calendar days following the earlier of (A) an agreement between the UBS Funds and the Investment Trust that an indemnity amount is payable; (B) an assessment of a Tax by a taxing authority; or (C) a "determination" as defined in Section 1313(a) of the Code. For purposes of this Section 13, the term "assessment" shall have the same meaning as used in Chapter 63 of the Code and Treasury Regulations thereunder, or any comparable provision under the laws of the appropriate taxing authority. In the event of any objection by the Indemnifying Party, the Indemnifying Party shall promptly investigate the claim, and if it is not satisfied with the validity thereof, the Indemnifying Party shall conduct the defense against such claim. All costs and expenses incurred by the Indemnifying Party in connection with such investigation and defense of such claim shall be borne by it. These indemnification provisions are in addition to, and not in limitation of, any other rights the parties may have under applicable law.

14.	Termination; Waiver; Order

(a)	Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated and the Plan of Reorganization abandoned at any time (whether before or after approval thereof by the shareholders of the U.S. Allocation Fund) prior to the Closing as follows:

(1)	by mutual consent of the UBS Funds and the Investment Trust in writing;

(2)	by the Investment Trust if any condition precedent to its obligations set forth in Section 9 has not been fulfilled or waived by the Investment Trust in writing; or

(3)	by the UBS Funds if any condition precedent to its obligations set forth in Section 9 has not been fulfilled or waived by the UBS Funds in writing.

(b)	If the transactions contemplated by this Agreement have not been consummated by December 31, 2004, this Agreement shall automatically terminate on that date, unless a later date is agreed to in writing by both the UBS Funds and the Investment Trust.

(c)	In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either the UBS Funds or the Investment Trust or persons who are their Trustees, officers, agents or shareholders in respect of this Agreement.

(d)	At any time prior to the Closing, any of the terms or conditions of this Agreement may be waived by either the UBS Funds or the Investment Trust, respectively (whichever is entitled to the benefit thereof).

(e)	The respective representations, warranties and covenants contained in Sections 4-8 hereof shall expire with, and be terminated by, the consummation of the Plan of Reorganization.

(f)	If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the UBS Funds and the Board of Trustees of the Investment Trust to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the U.S. Allocation Fund, unless such further vote is required by applicable law, or by mutual consent of the parties.

15.	Final Tax Returns and Forms 1099 of the U.S. Allocation Fund

(a)	After the Closing, the UBS Funds shall prepare or cause its agents to prepare any federal, state or local Tax returns, including any Forms 1099, required to be filed by the UBS Funds with respect to the U.S. Allocation Fund's final taxable year ending with its complete liquidation and for any prior periods or taxable years, and shall further cause such Tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

(b)	Notwithstanding the provisions of Section 1 hereof, any expenses incurred by the UBS Funds or the U.S. Allocation Fund (other than for payment of Taxes) in connection with the preparation and filing of said Tax returns and Forms 1099 after the Closing, shall be borne by the U.S. Allocation Fund to the extent such expenses have been or should have been accrued by the U.S. Allocation Fund in the ordinary course without regard to the Plan of Reorganization contemplated by this Agreement.

16.	Cooperation and Exchange of Information

The Investment Trust and the UBS Funds will provide each other and their respective representatives with such cooperation and information as either of them reasonably may request of the other in filing any Tax returns, amended return or claim for refund, determining a liability for Taxes or a right to a refund of Taxes or participating in or conducting any audit or other proceeding in respect of Taxes. Each party or their respective agents will retain for a period of seven (7) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters of each of the U.S. Allocation Fund and Tactical Allocation Fund for its taxable period first ending after the Closing and for all prior taxable periods.

17.	Limitation of Liability

It is expressly agreed that the obligations of the UBS Funds and the U.S. Allocation Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the UBS Funds personally, but shall bind only the trust property of the U.S. Allocation Fund, as provided in the UBS Funds Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the UBS Funds on behalf of U.S. Allocation Fund and signed by authorized officers of the UBS Funds, acting as such. Neither the authorization by such Trustees, nor the execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the U.S. Allocation Fund.

It is expressly agreed that the obligations of the Investment Trust and the Tactical Allocation Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Investment Trust personally, but shall bind only the trust property of the Tactical Allocation Fund, as provided in the Investment Trust Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Investment Trust on behalf of Tactical Allocation Fund and signed by authorized officers of the Investment Trust, acting as such. Neither the authorization by such Trustees, nor the execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Tactical Allocation Fund.

18.	Entire Agreement and Amendments

This Agreement embodies the entire Agreement between the parties and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Agreement may be amended only by mutual consent of the parties in writing. Neither this Agreement nor any interest herein may be assigned without the prior written consent of the other party.

19.	Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

20.	Notices

Any notice, report, or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the Investment Trust at 51 West 52nd Street, New York, New York 10019-6114, Attention: Secretary, or to the UBS Funds at 51 West 52nd Street, New York, New York 10019-6114, Attention: Secretary.

21.	Governing Law

This Agreement shall be governed by and carried out in accordance with the laws of the State of Massachusetts.

22.	Effect of Facsimile Signature

A facsimile signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.

[REMAINDER OF PAGE IS INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the Investment Trust and UBS Funds have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its duly authorized officers, all as of the day and year first-above written.

UBS INVESTMENT TRUST, ON BEHALF OF UBS TACTICAL ALLOCATION FUND
Attest:

By:

Title:	Title:

THE UBS FUNDS, ON BEHALF OF UBS U.S. ALLOCATION FUND
Attest:

By:

Title:	Title:

VOTE THIS PROXY CARD TODAY!

Your Proxy Vote is important!

And now you can Vote your Proxy over the *TELEPHONE* or the *INTERNET*.

It saves Time! Telephone and Internet voting are instantaneous – 24 hours a day.

It's Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free *1-866-241-6192 or go to website: https://vote.proxy-direct.com*

3. Follow the recorded or on-screen directions.

4. Do *not* mail your Proxy Card when you vote by Telephone or over the Internet.

Please detach at perforation before mailing.

PROXY **UBS U.S. ALLOCATION FUND** **PROXY**

SPECIAL MEETING OF SHAREHOLDERS

To be held on June 16, 2004

This proxy is being solicited for the Board of Trustees of The UBS Funds, on behalf of its series, the UBS U.S. Allocation Fund ("U.S. Allocation Fund"), and relates to the proposal indicated on the reverse side of this card. The undersigned hereby revokes all previous proxies for his shares and appoints as proxies David M. Goldenberg and Rita Rubin, and each of them (with the power of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the U.S. Allocation Fund at the Special Meeting of Shareholders to be held at 10:00 a.m. Eastern time, on June 16, 2004, at 51 West 52nd Street, 16th Floor, New York, New York 10019-6114, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present. The shares represented by this card will be voted as instructed. **UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL RELATING TO THE REORGANIZATION OF THE U.S. ALLOCATION FUND INTO THE UBS TACTICAL ALLOCATION FUND, A SERIES OF THE UBS INVESTMENT TRUST. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE SPECIAL MEETING ABOUT WHICH THE PROXIES WERE NOT AWARE PRIOR TO THE TIME OF SOLICITATION, AUTHORIZATION IS GIVEN TO THE PROXIES TO VOTE IN THEIR DISCRETION.**

VOTE VIA THE INTERNET: https://vote.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-866-241-6192

999 99999 999 999

NOTE: If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing should be indicated unless it is reflected in the form of registration. For example: "ABC Corp., John Doe, Treasurer."

____

Signature

____

Signature (if held jointly)

____

Date USA_14123

EACH SHAREHOLDER'S VOTE IS IMPORTANT
PLEASE SIGN, DATE AND RETURN YOUR
PROXY TODAY

Please detach at perforation before mailing.

When properly signed, the proxy will be voted as instructed below. If no instruction is given for a proposal, a vote will be made "For" that proposal.

TO VOTE, MARK THE BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

USA_14123

Please date and sign the reverse side of this proxy and return it promptly in the enclosed envelope. This proxy will not be voted unless it is dated and signed exactly as instructed.

PART B

STATEMENT OF ADDITIONAL INFORMATION
FOR
THE UBS INVESTMENT TRUST

Dated May 12, 2004

Acquisition of the Assets of the
UBS U.S. ALLOCATION FUND
(a series of The UBS Funds)

By and in exchange for shares of the
UBS TACTICAL ALLOCATION FUND
(a series of UBS Investment Trust)

This Statement of Additional Information ("SAI") relates specifically to the proposed acquisition of substantially all of the assets, subject to the liabilities, of the UBS U.S. Allocation Fund (the "U.S. Allocation Fund"), a series of The UBS Funds, in exchange for shares of the UBS Tactical Allocation Fund (the "Tactical Allocation Fund"), a series of the UBS Investment Trust (the "Merger").

This SAI also incorporates by reference the following documents, which are legally considered to be a part of this SAI and which will be mailed to any shareholder who requests this SAI:

1.	Statement of Additional Information of the Tactical Allocation Fund, dated February 19, 2004 (incorporated herein by reference).

2.	Annual Report of the Tactical Allocation Fund for the fiscal year ended August 31, 2003 (incorporated herein by reference).

3.	Semiannual Report of the Tactical Allocation Fund for the six month ended February 29, 2004 (incorporated herein by reference).

4.	Annual Report of the U.S. Allocation Fund for the fiscal year ended June 30, 2002 (incorporated herein by reference).

5.	Semiannual Report of the U.S. Allocation Fund for the six months ended December 31, 2003 (incorporated herein by reference).

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement, dated May 12, 2004, relating to the Merger. You can request a copy of the Prospectus/Proxy Statement by calling 1-800-647 1568 or by writing to the Tactical Allocation Fund at 51 West 52nd Street, New York, New York 10019-6114.